Fidelity® Variable Insurance Products:

Aggressive Growth Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	17	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Aggressive Growth Portfolio - Initial Class on December 27, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $9,409 - a 5.91% decrease on the initial investment. For comparison, look at how the Russell Midcap® Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,695 - a 13.05% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Cabletron Systems, Inc.	2.3
Allergan, Inc.	1.7
Networks Associates, Inc.	1.5
Metro One Telecommunications, Inc.	1.4
IDEC Pharmaceuticals Corp.	1.3
8.2
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	45.4
Health Care	19.1
Consumer Discretionary	8.9
Energy	4.5
Financials	3.5

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	70.8%
Bonds	19.4%
Short-Term Investments and Net Other Assets	9.8%

* Foreign investments 3.9%

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class on December 27, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $9,439 - a 5.61% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,695 - a 13.05% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Cabletron Systems, Inc.	2.3
Allergan, Inc.	1.7
Networks Associates, Inc.	1.5
Metro One Telecommunications, Inc.	1.4
IDEC Pharmaceuticals Corp.	1.3
8.2
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	45.4
Health Care	19.1
Consumer Discretionary	8.9
Energy	4.5
Financials	3.5

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	70.8%
Bonds	19.4%
Short-Term Investments and Net Other Assets	9.8%

* Foreign investments 3.9%

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Aggressive Growth Portfolio - Service Class 2 on December 27, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $9,389 - a 6.11% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,695 - a 13.05% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Cabletron Systems, Inc.	2.3
Allergan, Inc.	1.7
Networks Associates, Inc.	1.5
Metro One Telecommunications, Inc.	1.4
IDEC Pharmaceuticals Corp.	1.3
8.2
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	45.4
Health Care	19.1
Consumer Discretionary	8.9
Energy	4.5
Financials	3.5

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	70.8%
Bonds	19.4%
Short-Term Investments and Net Other Assets	9.8%

* Foreign investments 3.9%

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

Note to shareholders: Rajiv Kaul (right) became Portfolio Manager of Aggressive Growth Portfolio on June 13, 2001. The following is an interview with Beso Sikharulidze (left), the fund's former Portfolio Manager, with additional comments from Rajiv Kaul.

Q. How did the fund perform, Beso?

B.S. For the six months that ended June 30, 2001, the fund outperformed both the Russell Midcap® Growth Index and the variable annuity mid-cap funds average tracked by Lipper Inc., which produced returns of -12.96% and -6.84%, respectively. From its inception on December 27, 2000, through June 30, 2001, the fund topped the Russell Midcap Growth Index, which returned -13.05%. Lipper does not calculate a life of fund comparison.

Q. To what do you attribute the fund's success relative to its benchmarks during the past six months?

B.S. Focusing solely on the highest-quality securities from the areas of the market with the highest growth potential was critical to our success. A good portion of our relative advantage came from the technology sector, which had a particularly difficult period overall, falling more than 22%. Despite investing about half of the fund's net assets on average in tech, a considerable overweighting relative to the Russell index, our holdings still outperformed by healthy margins. We further benefited from generally owning the right names within health care, along with two strong picks in consumer discretionary - namely amusement park operator Six Flags and broadcasting company Radio One. Finally, I added further exposure to convertible securities at the expense of pure equities, as more attractive situations emerged among convertibles as a result of the market's downturn. Prudently employing this asset class boosted the fund's total return potential by offering participation in equities on the upside, as well as downside protection in the form of a lofty bond yield cushion. This strategy paid off versus our peers, which tended to have very little, if any, exposure to convertible securities.

Q. What else can you tell us about your tech strategy and how it influenced performance?

B.S. Tech firms hit the wall early in the period as demand dried up and fundamentals deteriorated. As such, I continued to spend a lot of time scrutinizing the fund's holdings in order to upgrade the quality of the portfolio. I decreased the fund's overall tech weighting, while focusing my efforts on owning the perceived leaders in next-generation technology - firms that should have more cushion in down markets because they can still gain market share. Given a broad curtailment in business investment, it was necessary to hone in on tech providers that were bucking the downturn by providing the tools that - despite cuts in capital spending - companies had to buy. Getting businesses up and running on the Internet was critical to corporate customers, as was cost-cutting through improvements in both supply-chain and customer-relationship management. I turned to smaller-cap software providers such as Micromuse and Network Associates, which helped us during the period. Given the growing concerns about overcapacity, I shed most of our optical equipment and networking component manufacturers that performed poorly. Unfortunately, I was a little late in doing so with some of them. The stocks I held onto in this area had new, exciting technologies that were in demand. Sonus Networks and ONI Systems held up well, while Ciena got caught in the downdraft despite sound fundamentals. Critical Path was another notable detractor from performance.

Q. How about some of your moves within health care?

B.S. I continued to emphasize biotechnology companies that I felt housed the most attractive growth prospects. Despite the uncertainty surrounding most high-growth stocks during the period, the risks within the biotech industry remained generally constant. My experience following the health sector provided me with some great insights into finding quality biotech stocks with strong product pipelines. I uncovered several winners in this space, most notably Titan Pharmaceuticals and CuraGen.

Q. Turning to you Rajiv, what's your outlook?

R.K. I feel pretty good about the fund's positioning right now, with it having aggressive as well as defensive characteristics. I'm optimistic about the improving liquidity in the marketplace, induced by the Federal Reserve Board's aggressive attempts to stimulate growth in the economy. The markets historically have performed well when the Fed is easing interest rates. However, I remain cautious about company fundamentals in the near term, since it's still unclear as to when they will actually respond to the stimulus.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks capital appreciation by investing primarily in common stocks

Start date: December 27, 2000

Size: as of June 30, 2001, more than
$6 million

Manager: Rajiv Kaul, since June 2001; joined Fidelity in 1996

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.2%
Automobiles - 0.5%
Harley-Davidson, Inc.	730	$ 34,368
Hotels, Restaurants & Leisure - 0.8%
International Game Technology (a)	640	40,160
Mandalay Resort Group (a)	350	9,590
Six Flags, Inc. (a)	231	4,860
		54,610
Leisure Equipment & Products - 0.7%
Midway Games, Inc. (a)	2,500	46,250
Media - 2.5%
AOL Time Warner, Inc. (a)	110	5,830
Gemstar-TV Guide International, Inc. (a)	1,570	65,956
Macrovision Corp. (a)	200	13,616
Radio One, Inc. Class D (non-vtg.) (a)	3,180	68,529
Salem Communications Corp. Class A (a)	300	6,279
Univision Communications, Inc. Class A (a)	100	4,278
		164,488
Multiline Retail - 0.5%
BJ's Wholesale Club, Inc. (a)	400	21,304
JCPenney Co., Inc.	500	13,180
		34,484
Specialty Retail - 1.2%
Abercrombie & Fitch Co. Class A (a)	1,060	47,170
Pacific Sunwear of California, Inc. (a)	1,400	31,668
		78,838
TOTAL CONSUMER DISCRETIONARY		413,038
CONSUMER STAPLES - 1.6%
Food & Drug Retailing - 1.0%
CVS Corp.	10	386
Duane Reade, Inc. (a)	1,000	32,500
Rite Aid Corp. (a)	4,040	36,360
		69,246
Personal Products - 0.6%
Avon Products, Inc.	110	5,091
Estee Lauder Companies, Inc. Class A	820	35,342
		40,433
TOTAL CONSUMER STAPLES		109,679
ENERGY - 4.5%
Energy Equipment & Services - 4.5%
Baker Hughes, Inc.	2,600	87,100
BJ Services Co. (a)	260	7,379
Cooper Cameron Corp. (a)	560	31,248
Global Industries Ltd. (a)	90	1,181
Halliburton Co.	770	27,412
Hanover Compressor Co. (a)	30	993
Input/Output, Inc. (a)	440	5,588

	Shares	Value (Note 1)
Pride International, Inc. (a)	310	$ 5,890
Smith International, Inc. (a)	810	48,519
Varco International, Inc. (a)	50	931
Weatherford International, Inc. (a)	1,770	84,960
		301,201
FINANCIALS - 3.5%
Banks - 0.5%
Synovus Financial Corp.	1,140	35,773
Diversified Financials - 3.0%
Alliance Data Systems Corp.	2,300	34,500
Capital One Financial Corp.	630	37,800
E*TRADE Group, Inc. (a)	2,350	15,158
Household International, Inc.	650	43,355
Providian Financial Corp.	1,210	71,632
		202,445
TOTAL FINANCIALS		238,218
HEALTH CARE - 14.1%
Biotechnology - 6.0%
Alkermes, Inc. (a)	1,510	52,744
Applera Corp. - Celera Genomics Group (a)	670	26,572
BioMarin Pharmaceutical, Inc. (a)	760	9,994
Corvas International, Inc. (a)	2,480	29,338
CuraGen Corp. (a)	510	18,743
Human Genome Sciences, Inc. (a)	180	10,742
IDEC Pharmaceuticals Corp. (a)	1,380	89,438
Invitrogen Corp. (a)	520	36,400
Medarex, Inc. (a)	310	7,294
Medimmune, Inc. (a)	1,000	47,420
Millennium Pharmaceuticals, Inc. (a)	200	6,780
Protein Design Labs, Inc. (a)	100	8,410
Serologicals Corp. (a)	100	2,125
Titan Pharmaceuticals, Inc. (a)	1,860	55,819
		401,819
Health Care Equipment & Supplies - 1.8%
Align Technology, Inc.	3,680	29,477
DENTSPLY International, Inc.	830	36,894
Guidant Corp. (a)	450	16,200
St. Jude Medical, Inc. (a)	20	1,200
Steris Corp. (a)	1,970	39,499
Stryker Corp.	20	1,097
		124,367
Health Care Providers & Services - 2.1%
AdvancePCS (a)	690	43,884
Andrx Group (a)	800	60,696
Priority Healthcare Corp. Class B (a)	350	9,902
Quest Diagnostics, Inc. (a)	20	1,497
Unilab Corp.	100	2,545
Urocor, Inc. (a)	1,280	19,878
		138,402
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Pharmaceuticals - 4.2%
Allergan, Inc.	1,340	$ 114,570
Bone Care International, Inc. (a)	770	20,382
Forest Laboratories, Inc. (a)	1,000	71,000
ImClone Systems, Inc. (a)	660	33,660
IVAX Corp. (a)	1,162	45,318
		284,930
TOTAL HEALTH CARE		949,518
INDUSTRIALS - 3.2%
Commercial Services & Supplies - 3.1%
Cendant Corp. (a)	1,960	38,220
Concord EFS, Inc. (a)	620	34,435
Ecolab, Inc.	800	32,776
Learning Tree International, Inc. (a)	1,350	30,956
ProsoftTraining.com (a)	6,800	8,364
Robert Half International, Inc. (a)	1,100	27,379
The BISYS Group, Inc. (a)	580	34,742
		206,872
Road & Rail - 0.1%
Landstar System, Inc. (a)	100	6,810
TOTAL INDUSTRIALS		213,682
INFORMATION TECHNOLOGY - 33.4%
Communications Equipment - 7.5%
Avocent Corp. (a)	100	2,243
Brocade Communications System, Inc. (a)	930	40,334
Cabletron Systems, Inc. (a)	6,800	155,369
CIENA Corp. (a)	1,850	70,430
Comverse Technology, Inc. (a)	820	47,240
Emulex Corp. (a)	500	19,500
Finisar Corp. (a)	1,940	36,103
ONI Systems Corp.	250	6,725
QUALCOMM, Inc. (a)	460	26,197
SBA Communications Corp. Class A (a)	1,540	35,851
Sonus Networks, Inc. (a)	1,360	30,831
Tekelec (a)	130	3,457
Tellium, Inc.	1,600	27,232
		501,512
Computers & Peripherals - 0.8%
Lexmark International, Inc. Class A (a)	800	53,800
Electronic Equipment & Instruments - 2.4%
Millipore Corp.	600	37,188
Orbotech Ltd.	990	35,690
PerkinElmer, Inc.	920	25,328
SCI Systems, Inc. (a)	500	12,750
Symbol Technologies, Inc.	1,020	22,644
Waters Corp. (a)	1,095	30,233
		163,833

	Shares	Value (Note 1)
Internet Software & Services - 3.7%
ActivCard SA sponsored ADR (a)	90	$ 805
Braun Consulting, Inc. (a)	400	3,200
Check Point Software Technologies Ltd. (a)	700	35,469
Docent, Inc.	4,000	29,400
Homestore.com, Inc. (a)	1,480	51,326
InterCept Group, Inc. (a)	1,120	41,048
IntraNet Solutions, Inc. (a)	890	32,574
Netegrity, Inc. (a)	270	8,627
Openwave Systems, Inc.	1,320	42,874
webMethods, Inc. (a)	320	6,707
		252,030
IT Consulting & Services - 1.0%
Affiliated Computer Services, Inc. Class A (a)	420	30,202
SunGard Data Systems, Inc. (a)	1,160	34,812
		65,014
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	100	4,919
Semiconductor Equipment & Products - 5.7%
ASML Holding NV (NY Shares) (a)	1,300	29,315
Axcelis Technologies, Inc.	2,000	29,940
FEI Co. (a)	200	7,826
Integrated Circuit Systems, Inc. (a)	600	11,460
Integrated Device Technology, Inc. (a)	800	24,064
Intersil Corp. Class A (a)	240	8,208
KLA-Tencor Corp. (a)	1,000	58,700
LAM Research Corp. (a)	300	9,015
Marvell Technology Group Ltd.	1,080	29,160
QLogic Corp. (a)	810	52,172
STMicroelectronics NV (NY Shares)	900	30,600
Teradyne, Inc. (a)	150	4,965
TTM Technologies, Inc.	1,600	12,960
Varian Semiconductor Equipment Associates, Inc. (a)	800	32,480
Virage Logic Corp.	2,700	39,663
		380,528
Software - 12.2%
Advent Software, Inc. (a)	710	46,150
Amdocs Ltd. (a)	570	30,695
BEA Systems, Inc. (a)	1,880	62,454
BMC Software, Inc. (a)	1,000	22,540
Cadence Design Systems, Inc. (a)	200	3,726
Citrix Systems, Inc. (a)	1,700	58,905
Computer Associates International, Inc.	40	1,440
Compuware Corp. (a)	2,760	37,702
Dendrite International, Inc. (a)	1,540	17,402
E.piphany, Inc. (a)	600	6,090
Electronic Arts, Inc. (a)	500	28,745
Inet Technologies, Inc. (a)	140	1,163
Informatica Corp. (a)	1,700	29,257
Infovista SA sponsored ADR (a)	2,000	10,500
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Software - continued
Legato Systems, Inc. (a)	720	$ 11,441
Mercury Interactive Corp. (a)	480	29,573
Micromuse, Inc. (a)	1,450	40,600
Microsoft Corp. (a)	60	4,321
NetIQ Corp. (a)	300	9,330
Networks Associates, Inc. (a)	8,140	100,773
Numerical Technologies, Inc. (a)	830	16,484
NVIDIA Corp. (a)	400	36,828
PeopleSoft, Inc. (a)	700	33,810
Peregrine Systems, Inc. (a)	1,250	38,263
Phoenix Technologies Ltd. (a)	100	1,400
Precise Software Solutions Ltd.	1,250	38,200
Symantec Corp. (a)	520	22,391
Take-Two Interactive Software, Inc. (a)	500	9,295
TIBCO Software, Inc. (a)	2,200	30,382
Vastera, Inc.	400	5,640
VERITAS Software Corp. (a)	520	35,318
		820,818
TOTAL INFORMATION TECHNOLOGY		2,242,454
MATERIALS - 0.4%
Containers & Packaging - 0.3%
Peak International Ltd. (a)	3,440	22,016
Metals & Mining - 0.1%
Newmont Mining Corp.	380	7,072
TOTAL MATERIALS		29,088
TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
Metro One Telecommunications, Inc. (a)	1,460	94,725
UTILITIES - 0.6%
Electric Utilities - 0.2%
AES Corp. (a)	240	10,332
Multi-Utilities - 0.4%
Dynegy, Inc. Class A	320	14,880
Enron Corp.	270	13,230
		28,110
TOTAL UTILITIES		38,442
TOTAL COMMON STOCKS (Cost $4,279,837)		4,630,045
Convertible Preferred Stocks - 1.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 1.9%
Media - 1.9%
Entercom Communication Capital Trust $3.125 TIDES	200	$ 13,150
Pegasus Communications Corp. $6.50	900	38,700
Radio One, Inc. $65.00	60	77,100
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $120,650)		128,950
Convertible Bonds - 19.4%
Moody's Ratings (unaudited) (d)		Principal Amount
CONSUMER DISCRETIONARY - 0.8%
Media - 0.4%
Getty Images, Inc. 5% 3/15/07	B2	$ 35,000	27,344
Specialty Retail - 0.4%
Office Depot, Inc. liquid yield option note 0% 12/11/07	Ba1	40,000	28,250
TOTAL CONSUMER DISCRETIONARY			55,594
HEALTH CARE - 5.0%
Biotechnology - 5.0%
Alkermes, Inc. 3.75% 2/15/07	-	40,000	29,750
Aviron 5.25% 2/1/08	-	30,000	33,488
CuraGen Corp.:
6% 2/2/07 (c)	CCC	7,000	6,007
6% 2/2/07	CCC	121,000	103,833
CV Therapeutics, Inc. 4.75% 3/7/07	-	30,000	31,735
Human Genome Sciences, Inc. 3.75% 3/15/07	CCC	105,000	85,575
Sepracor, Inc. 5% 2/15/07	-	67,000	45,058
			335,446
INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 4.2%
CIENA Corp. 3.75% 2/1/08	Ba3	7,000	5,176
CommScope, Inc. 4% 12/15/06	Baa3	40,000	34,519
Natural MicroSystems Corp. 5% 10/15/05	CCC+	3,000	1,596
ONI Systems Corp. 5% 10/15/05	CCC	197,000	149,474
Redback Networks, Inc. 5% 4/1/07	CCC	62,000	37,123
Spectrasite Holdings, Inc. 6.75% 11/15/10	B3	40,000	25,400
Terayon Communication Systems, Inc. 5% 8/1/07	CCC	80,000	31,850
			285,138
Convertible Bonds - continued
Moody's Ratings (unaudited) (d)		Principal Amount	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Sanmina Corp. 0% 9/12/20	Ba3	$ 87,000	$ 31,211
Semiconductor Equipment & Products - 5.2%
Amkor Technology, Inc. 5% 3/15/07	B2	28,000	21,842
Atmel Corp. 0% 5/23/21 (c)	-	80,000	30,900
Cymer, Inc. 7.25% 8/6/04	-	23,000	22,339
General Semiconductor, Inc. 5.75% 12/15/06	B2	35,000	31,894
International Rectifier Corp. 4.25% 7/15/07	B2	30,000	23,250
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	B3	30,000	28,688
S3, Inc. 5.75% 10/1/03	-	40,000	26,000
Semtech Corp. 4.5% 2/1/07	CCC+	40,000	39,500
Vitesse Semiconductor Corp. 4% 3/15/05	B2	153,000	123,165
			347,578
Software - 2.1%
Arbor Software Corp. 4.5% 3/15/05	-	40,000	32,300
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	67,000	76,045
Rational Software Corp. 5% 2/1/07	-	30,000	31,465
			139,810
TOTAL INFORMATION TECHNOLOGY			803,737
TELECOMMUNICATION SERVICES - 1.6%
Wireless Telecommunication Services - 1.6%
Aether Systems, Inc. 6% 3/22/05	CCC	128,000	75,776
Nextel Communications, Inc. 5.25% 1/15/10	B1	50,000	30,500
			106,276
TOTAL CONVERTIBLE BONDS (Cost $1,288,467)			1,301,053
Cash Equivalents - 10.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01	$ 41,014	$ 41,000
	Shares
Fidelity Cash Central Fund, 4.09% (b)	639,180	639,180
TOTAL CASH EQUIVALENTS (Cost $680,180)		680,180
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $6,369,134)		6,740,228
NET OTHER ASSETS - (0.3)%		(17,288)
NET ASSETS - 100%		$ 6,722,940
Security Type Abbreviations
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $112,952 or 1.7% of net assets.

(d) S&P® credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.0%	AAA, AA, A	0.0%
Baa	0.5%	BBB	0.0%
Ba	1.0%	BB	0.9%
B	4.6%	B	5.2%
Caa	0.0%	CCC	7.9%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 5.3%. FMR has determined that unrated debt securities that are lower quality account for 5.3% of the total value of investment in securities.
Purchases and sales of securities, other than short-term securities, aggregated $10,666,026 and $5,990,617, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $123 for the period.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $6,431,782. Net unrealized appreciation aggregated $308,446, of which $675,223 related to appreciated investment securities and $366,777 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $3,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Fidelity Variable Insurance Products: Aggressive Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $41,000) (cost $6,369,134) - See accompanying schedule		$ 6,740,228
Cash		418
Receivable for investments sold		117,053
Receivable for fund shares sold		880
Dividends receivable		714
Interest receivable		24,672
Receivable from investment adviser for expense reductions		781
Total assets		6,884,746
Liabilities
Payable for investments purchased	$ 133,836
Payable for fund shares redeemed	1,362
Distribution fees payable	955
Other payables and accrued expenses	25,653
Total liabilities		161,806
Net Assets		$ 6,722,940
Net Assets consist of:
Paid in capital		$ 6,284,485
Undistributed net investment income		22,706
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		44,655
Net unrealized appreciation (depreciation) on investments		371,094
Net Assets		$ 6,722,940
Initial Class: Net Asset Value, offering price and redemption price per share ($957,369 ÷ 101,846 shares)		$9.40
Service Class: Net Asset Value, offering price and redemption price per share ($1,506,087 ÷ 159,685 shares)		$9.43
Service Class 2: Net Asset Value, offering price and redemption price per share ($4,259,484 ÷ 453,881 shares)		$9.38

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 6,323
Interest		43,639
Total income		49,962
Expenses
Management fee	$ 10,164
Transfer agent fees	1,282
Distribution fees	2,791
Accounting fees and expenses	30,002
Non-interested trustees' compensation	4
Custodian fees and expenses	7,378
Audit	9,561
Legal	1,054
Reports to Shareholders	13
Miscellaneous	15
Total expenses before reductions	62,264
Expense reductions	(36,017)	26,247
Net investment income		23,715
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	47,633
Foreign currency transactions	60	47,693
Change in net unrealized appreciation (depreciation) on:
Investment securities	366,553
Assets and liabilities in foreign currencies	(4)	366,549
Net gain (loss)		414,242
Net increase (decrease) in net assets resulting from operations		$ 437,957

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Aggressive Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	December 27, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 23,715	$ 432
Net realized gain (loss)	47,693	(3,038)
Change in net unrealized appreciation (depreciation)	366,549	4,545
Net increase (decrease) in net assets resulting from operations	437,957	1,939
Distributions to shareholders from net investment income	(1,441)	-
Share transactions - net increase (decrease)	5,284,455	1,000,030
Total increase (decrease) in net assets	5,720,971	1,001,969
Net Assets
Beginning of period	1,001,969	-
End of period (including undistributed net investment income of $22,706 and $432, respectively)	$ 6,722,940	$ 1,001,969

Other Information:	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000 A
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	72,086	$ 606,228	30,001	$ 300,010
Reinvested	29	300	-	-
Redeemed	(270)	(2,501)	-	-
Net increase (decrease)	71,845	$ 604,027	30,001	$ 300,010
Service Class Sold	321,053	$ 3,092,882	30,001	$ 300,010
Reinvested	66	684	-	-
Redeemed	(191,435)	(1,957,329)	-	-
Net increase (decrease)	129,684	$ 1,136,237	30,001	$ 300,010
Service Class 2 Sold	442,685	$ 3,775,486	40,001	$ 400,010
Reinvested	44	457	-	-
Redeemed	(28,849)	(231,752)	-	-
Net increase (decrease)	413,880	$ 3,544,191	40,001	$ 400,010
Distributions From net investment income Initial Class		$ 300		$ -
Service Class		684		-
Service Class 2		457		-
Total		$ 1,441		$ -

A Share transactions are for the period December 27, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 F
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.07 I	.00
Net realized and unrealized gain (loss)	(.68) E, I	.02
Total from investment operations	(.61)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 9.40	$ 10.02
Total Return B, C	(6.10)%	.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 957	$ 301
Ratio of expenses to average net assets before expense reductions	3.66% A	146.41% A, H
Ratio of expenses to average net assets after voluntary waivers	1.50% A	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.44% A, G	1.50% A
Ratio of net investment income to average net assets	1.63% A, I	5.50% A
Portfolio turnover rate	382% A	26% A

Financial Highlights - Service Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 F
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.07 I	.00
Net realized and unrealized gain (loss)	(.65) E, I	.02
Total from investment operations	(.58)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 9.43	$ 10.02
Total Return B, C	(5.80)%	.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,506	$ 301
Ratio of expenses to average net assets before expense reductions	3.76% A	146.53% A, H
Ratio of expenses to average net assets after voluntary waivers	1.60% A	1.60% A
Ratio of expenses to average net assets after all expense reductions	1.54% A, G	1.60% A
Ratio of net investment income to average net assets	1.53% A, I	5.37% A
Portfolio turnover rate	382% A	26% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

I Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.05 for Initial Class and $.05 for Service Class and decrease net realized and unrealized gain (loss) per share by $.05 for Initial Class and $.05 for Service Class. Without this change the Ratio of net investment income to average net assets would have been .51% for Initial Class and .41% for Service Class. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 F
Net asset value, beginning of period	$ 10.02	$ 10.00
Income from Investment Operations
Net investment income D	.06 I	.00
Net realized and unrealized gain (loss)	(.69) E, I	.02
Total from investment operations	(.63)	.02
Less Distributions
From net investment income	(.01)	-
Net asset value, end of period	$ 9.38	$ 10.02
Total Return B, C	(6.30)%	.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,259	$ 401
Ratio of expenses to average net assets before expense reductions	3.91% A	146.63% A, H
Ratio of expenses to average net assets after voluntary waivers	1.75% A	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.69% A, G	1.75% A
Ratio of net investment income to average net assets	1.38% A, I	5.24% A
Portfolio turnover rate	382% A	26% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F For the period December 27, 2000 (commencement of operations) to December 31, 2000.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

I Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.05 and decrease net realized and unrealized gain (loss) per share by $.05 . Without this change the Ratio of net investment income to average net assets would have been .26%. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

See accompanying notes which are an integral part of the financial statements.

Aggressive Growth Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Aggressive Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Aggressive Growth Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required.

The effect of this change during the period, was to increase net investment income by $18,210; decrease net unrealized appreciation/depreciation by $14,931; and decrease net realized gain (loss) by $3,279. The Statement of Changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .63% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 379
Service Class 2	2,412
$ 2,791

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an

Aggressive Growth Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

annualized rate of .07% of average net assets. For the period, the following amounts were paid to FIIOC:

Initial Class	$ 209
Service Class	291
Service Class 2	782
$ 1,282

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.50%	$ 5,984
Service Class	1.60%	8,136
Service Class 2	1.75%	20,961
		$ 35,081

Certain security trades were directed to brokers who paid $841 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $95.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 81% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 19% of the total outstanding shares of the fund.

Aggressive Growth Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPAG-SANN-0801 141408
1.761771.100

Fidelity® Variable Insurance Products:

Balanced Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The managers' review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity® VIP: Balanced - Initial Class	-5.34%	9.23%	9.30%
Fidelity Balanced 60/40 Composite	-4.78%	12.02%	14.54%
S&P 500 ®	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
Variable Annuity Balanced Funds Average	-0.54%	10.31%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 71 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Balanced Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $17,811 - a 78.11% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $29,783 - a 197.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,811 - a 68.11% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,140 - a 141.40% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Microsoft Corp.	2.1
Philip Morris Companies, Inc.	1.5
Pfizer, Inc.	1.4
Citigroup, Inc.	1.4
9.0
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	14.2
Information Technology	11.0
Consumer Discretionary	10.1
Health Care	7.3
Industrials	7.2

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	58.9%
Bonds	37.8%
Short-Term Investments and Net Other Assets	3.1%
Other Investments	0.2%

* Foreign investments 4.3%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class	-5.36%	9.14%	9.22%
Fidelity Balanced 60/40 Composite	-4.78%	12.02%	14.54%
S&P 500	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
Variable Annuity Balanced Funds Average	-0.54%	10.31%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 71 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $17,731 - a 77.31% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $29,783 - a 197.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,811 - a 68.11% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,140 - a 141.40% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Microsoft Corp.	2.1
Philip Morris Companies, Inc.	1.5
Pfizer, Inc.	1.4
Citigroup, Inc.	1.4
9.0
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	14.2
Information Technology	11.0
Consumer Discretionary	10.1
Health Care	7.3
Industrials	7.2

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	58.9%
Bonds	37.8%
Short-Term Investments and Net Other Assets	3.1%
Other Investments	0.2%

* Foreign investments 4.3%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 through January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class, and do not include the effects of a 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Balanced - Service Class 2	-5.57%	9.07%	9.17%
Fidelity Balanced 60/40 Composite	-4.78%	12.02%	14.54%
S&P 500	-14.83%	14.48%	18.30%
LB Aggregate Bond	11.23%	7.48%	8.33%
Variable Annuity Balanced Funds Average	-0.54%	10.31%	n/a

Average annual total returns take the fund's cumulative return and show what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Fidelity Balanced 60/40 Composite Index - a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity balanced funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 71 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Balanced Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $17,681 - a 76.81% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $29,783 - a 197.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,811 - a 68.11% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. With dividends and interest, if any, reinvested, the same $10,000 would have grown to $24,140 - a 141.40% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	2.6
Microsoft Corp.	2.1
Philip Morris Companies, Inc.	1.5
Pfizer, Inc.	1.4
Citigroup, Inc.	1.4
9.0
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	14.2
Information Technology	11.0
Consumer Discretionary	10.1
Health Care	7.3
Industrials	7.2

Effective with this report, industry classifications follow the MSCI ®/S&P ® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	58.9%
Bonds	37.8%
Short-Term Investments and Net Other Assets	3.1%
Other Investments	0.2%

* Foreign investments 4.3%

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Fund Talk: The Managers' Overview

(Portfolio Manager photograph)
(Portfolio Manager photograph)

An interview with John Avery (right), Lead Portfolio Manager of Balanced Portfolio, and Kevin Grant (left), manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the six months that ended June 30, 2001, the fund outperformed both the Fidelity Balanced 60/40 Composite Index and the variable annuity balanced funds average tracked by Lipper Inc., which returned -2.43% and -1.72%, respectively. For the 12 months that ended June 30, 2001, the fund lagged the Fidelity Composite index and Lipper average, which returned -4.78% and -0.54%, respectively.

Q. Why did the fund beat its benchmark and peer group average during the past six months?

J.A. The fund's defensive posture, which hurt performance in previous reporting periods, helped this time around on both fronts. A good portion of our advantage relative to the index in particular came from equities due to our underweighting in technology, by far the market's worst performing sector during the period. Within the sector, my focus was on further reducing exposure to higher-volatility names that were trading at high valuations and whose fundamentals were deteriorating amid a slowing economy. This strategy had us holding a much smaller concentration than the index in some of tech's fallen stars - namely Nortel, Cisco, Corning and Oracle - which suffered precipitous declines. Underweighting just these four stocks accounted for more than half of our relative advantage. Equally important were the stocks on which I had a positive stance. Given the Federal Reserve Board's strong bias toward lowering interest rates, I increased the fund's weighting in more-cyclically oriented tech stocks, which tend to outperform in anticipation of an improving economy. I found plenty of mid-caps in both the semiconductor and semiconductor-capital equipment spaces early in the period that were trading at particularly attractive valuations. I emphasized a handful of stocks, including NVIDIA, KLA Tencor, LAM Research and Novellus, which bucked the downturn and performed extremely well. On top of our cyclical positioning, I had a sizable stable-growth component in the portfolio that also fared well. Names such as McGraw-Hill were reliable "steady Eddies" that successfully navigated a challenging market backdrop. Some of the stocks I've mentioned thus far were no longer held at the end of the period.

Q. What other stocks had a big influence on performance during the period?

J.A. Philip Morris was another great stock to have in a volatile market environment. Improving fundamentals at the food, tobacco and beverage giant helped it overcome a slowing economy and soundly beat earnings estimates. The impending spin-off of its Kraft Foods division unleashed more value in the company and further boosted the stock. Alcoa benefited from the emerging power shortages plaguing the western U.S., electing to idle its aluminum production in certain regions and sell its high-priced power back to the grid operators. On the down side, our financial holdings generally disappointed. We bought brokerage stocks in the fourth quarter of 2000 when they ran up, but elected not to sell them early in 2001 as they corrected, which was a mistake. I still own many of the brokers, such as Charles Schwab, because I feel they're a good place to be over the long term. I also got caught holding too much American Express, as the stock slumped when business began to slow. The fund's health care exposure further restrained performance. One stock, Schering-Plough, did most of the damage, falling nearly 36% during the period.

Q. Turning to you, Kevin, how did the fund's bond subportfolio fare?

K.G. It was a significant contributor to performance during the past six months. Aggressive Fed easing and a steepening yield curve provided a favorable backdrop for our investment-grade holdings, which gained an advantage on the index primarily through our emphasis on the spread sectors - particularly corporate bonds - which handily outperformed Treasuries. Curve positioning was critical, as we were overweighted in the intermediate part of the curve where most of the returns were concentrated. Moreover, the fund benefited from a healthy yield advantage over Treasuries. Timely trading was another key, and I managed to capitalize on the volatility that marked the corporate market during the period. Finally, diversification proved invaluable, as I was able to avoid several major credit problems pervading the period, most notably the meltdown in the technology space and the California utility debacle.

Q. John, what's your outlook?

J.A. I expect market volatility to continue until the end of the summer, when we'll be better able to gauge the timing of an economic recovery. While the flagging economy may not turn this calendar year, I still think that lower interest rates and a federal tax cut will ultimately stimulate growth. So, I feel pretty bullish, yet fully cognizant of the fact that we probably have some more pain to endure between now and then. In the meantime, I like how the fund is currently positioned, maintaining a balanced weighting of cyclically oriented stocks and more stable growth names.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market or other conditions. For more information, see page 2.

Fund Facts

Goal: seeks both income and growth of capital

Start date: January 3, 1995

Size: as of June 30, 2001, more than $296 million

Manager: John Avery, since 1998, and Kevin Grant since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 53.2%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.1%
TRW, Inc.	10,200	$ 418,200
Automobiles - 0.2%
Ford Motor Co.	18,800	461,540
Hotels Restaurants & Leisure - 0.0%
Six Flags, Inc. (a)	3,400	71,536
Household Durables - 0.7%
Black & Decker Corp.	11,800	465,628
Maytag Corp.	14,900	435,974
Mohawk Industries, Inc. (a)	17,900	630,080
Whirlpool Corp.	7,600	475,000
		2,006,682
Media - 3.6%
AOL Time Warner, Inc. (a)	48,812	2,587,036
AT&T Corp. - Liberty Media Group Class A (a)	45,700	799,293
Cable Satisfaction International, Inc. warrants 3/1/10 (a)	200	2
Clear Channel Communications, Inc. (a)	5,900	369,930
General Motors Corp. Class H	19,200	388,800
McGraw-Hill Companies, Inc.	29,100	1,924,965
NTL, Inc. warrants 10/14/08 (a)	199	1,194
Omnicom Group, Inc.	16,600	1,427,600
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	150	38
Viacom, Inc. Class B (non-vtg.) (a)	41,711	2,158,524
Walt Disney Co.	31,400	907,146
		10,564,528
Multiline Retail - 1.5%
Costco Wholesale Corp. (a)	16,700	700,231
Dillards, Inc. Class A	31,200	476,424
Federated Department Stores, Inc. (a)	13,400	569,500
JCPenney Co., Inc.	17,100	450,756
Kmart Corp. (a)	53,200	610,204
Sears, Roebuck & Co.	1,900	80,389
Wal-Mart Stores, Inc.	33,100	1,615,280
		4,502,784
Specialty Retail - 1.2%
AutoNation, Inc.	3,700	42,920
Gap, Inc.	25,900	751,100
Home Depot, Inc.	29,750	1,384,863
Lowe's Companies, Inc.	8,900	645,695
Mothers Work, Inc. (a)(k)	3	22
Staples, Inc. (a)	54,600	820,092
		3,644,692
TOTAL CONSUMER DISCRETIONARY		21,669,962
CONSUMER STAPLES - 4.3%
Beverages - 0.9%
Anheuser-Busch Companies, Inc.	12,500	515,000

	Shares	Value (Note 1)
PepsiCo, Inc.	19,000	$ 839,800
The Coca-Cola Co.	27,600	1,242,000
		2,596,800
Food & Drug Retailing - 0.3%
Rite Aid Corp. (a)	75,800	682,200
Rite Aid Corp. (a)(k)	29,000	234,900
Rite Aid Corp. warrants 6/27/06 (a)(k)	4,243	21,215
		938,315
Food Products - 0.1%
Quaker Oats Co.	3,700	337,625
Household Products - 0.9%
Colgate-Palmolive Co.	12,600	743,274
Kimberly-Clark Corp.	12,100	676,390
Procter & Gamble Co.	18,200	1,161,160
		2,580,824
Personal Products - 0.6%
Gillette Co.	64,900	1,881,451
Tobacco - 1.5%
Philip Morris Companies, Inc.	84,500	4,288,375
TOTAL CONSUMER STAPLES		12,623,390
ENERGY - 3.1%
Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	23,900	800,650
Diamond Offshore Drilling, Inc.	10,200	337,110
Halliburton Co.	15,200	541,120
Schlumberger Ltd. (NY Shares)	9,300	489,645
Transocean Sedco Forex, Inc.	10,400	429,000
		2,597,525
Oil & Gas - 2.2%
Chevron Corp.	10,600	959,300
Conoco, Inc. Class B	32,300	933,470
Exxon Mobil Corp.	44,366	3,875,370
Royal Dutch Petroleum Co. (NY Shares)	16,200	943,974
		6,712,114
TOTAL ENERGY		9,309,639
FINANCIALS - 9.6%
Banks - 2.0%
Bank of America Corp.	33,900	2,035,017
Bank of New York Co., Inc.	40,900	1,963,200
FleetBoston Financial Corp.	19,100	753,495
Pacific Century Financial Corp.	31,500	812,385
U.S. Bancorp	20,000	455,800
		6,019,897
Diversified Financials - 5.6%
American Express Co.	30,500	1,183,400
Bear Stearns Companies, Inc.	7,700	454,069
Charles Schwab Corp.	79,250	1,212,525
Citigroup, Inc.	78,900	4,169,076
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
Fannie Mae	22,600	$ 1,924,390
Freddie Mac	28,200	1,974,000
Household International, Inc.	9,100	606,970
J.P. Morgan Chase & Co.	44,300	1,975,780
Merrill Lynch & Co., Inc.	26,600	1,576,050
Morgan Stanley Dean Witter & Co.	23,700	1,522,251
		16,598,511
Insurance - 2.0%
AFLAC, Inc.	19,300	607,757
Allstate Corp.	17,600	774,224
American International Group, Inc.	48,150	4,140,900
Conseco, Inc.	22,800	311,220
		5,834,101
TOTAL FINANCIALS		28,452,509
HEALTH CARE - 7.1%
Biotechnology - 0.5%
Amgen, Inc. (a)	18,600	1,154,130
Immunex Corp. (a)	22,500	383,625
		1,537,755
Health Care Equipment & Supplies - 1.4%
Bausch & Lomb, Inc.	17,400	630,576
Becton, Dickinson & Co.	18,100	647,799
Guidant Corp. (a)	24,200	871,200
Medtronic, Inc.	20,200	929,402
St. Jude Medical, Inc. (a)	14,200	852,000
		3,930,977
Health Care Providers & Services - 0.3%
Cardinal Health, Inc.	6,800	469,200
McKesson HBOC, Inc.	13,300	493,696
		962,896
Pharmaceuticals - 4.9%
Allergan, Inc.	5,700	487,350
American Home Products Corp.	33,700	1,969,428
Bristol-Myers Squibb Co.	40,400	2,112,920
Eli Lilly & Co.	18,400	1,361,600
Johnson & Johnson	18,000	900,000
Merck & Co., Inc.	21,900	1,399,629
Pfizer, Inc.	105,300	4,217,265
Pharmacia Corp.	9,400	431,930
Schering-Plough Corp.	44,100	1,598,184
		14,478,306
TOTAL HEALTH CARE		20,909,934
INDUSTRIALS - 6.3%
Aerospace & Defense - 0.5%
General Dynamics Corp.	17,300	1,346,113

	Shares	Value (Note 1)
Building Products - 0.3%
Masco Corp.	32,200	$ 803,712
Commercial Services & Supplies - 0.2%
ANC Rental Corp. (a)	462	1,848
Ecolab, Inc.	14,800	606,356
		608,204
Electrical Equipment - 0.1%
Molex, Inc. Class A (non-vtg.)	8,100	238,545
Industrial Conglomerates - 3.6%
General Electric Co.	159,400	7,770,750
Minnesota Mining & Manufacturing Co.	8,200	935,620
Tyco International Ltd.	38,570	2,102,065
		10,808,435
Machinery - 1.2%
Albany International Corp. Class A (a)	20,700	391,230
Caterpillar, Inc.	16,100	805,805
Danaher Corp.	13,100	733,600
Eaton Corp.	10,000	701,000
Illinois Tool Works, Inc.	7,900	500,070
Ingersoll-Rand Co.	12,800	527,360
		3,659,065
Road & Rail - 0.4%
Norfolk Southern Corp.	16,000	331,200
Union Pacific Corp.	16,200	889,542
		1,220,742
TOTAL INDUSTRIALS		18,684,816
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 0.8%
CIENA Corp. (a)	5,300	201,771
Cisco Systems, Inc. (a)	50,600	980,122
Comverse Technology, Inc. (a)	7,500	432,075
Harris Corp.	8,500	231,285
Motorola, Inc.	34,300	568,008
		2,413,261
Computers & Peripherals - 1.6%
Dell Computer Corp. (a)	38,000	1,029,800
EMC Corp. (a)	13,300	386,365
Hewlett-Packard Co.	8,600	245,960
International Business Machines Corp.	18,900	2,135,700
Sun Microsystems, Inc. (a)	51,000	826,200
		4,624,025
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc. (a)	11,700	380,250
Amphenol Corp. Class A (a)	9,600	384,480
Arrow Electronics, Inc. (a)	11,200	272,048
Avnet, Inc.	25,882	580,274
AVX Corp.	18,200	382,200
Insilco Corp. warrants 8/15/07 (a)	60	0
KEMET Corp. (a)	18,500	366,485
Millipore Corp.	9,300	576,414
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
PerkinElmer, Inc.	11,200	$ 308,336
Tektronix, Inc. (a)	7,300	198,195
Thermo Electron Corp. (a)	15,000	330,300
		3,778,982
Semiconductor Equipment & Products - 4.2%
Applied Materials, Inc. (a)	8,800	452,584
ASML Holding NV (NY Shares) (a)	15,000	338,250
Atmel Corp. (a)	24,200	313,390
Axcelis Technologies, Inc.	11,700	175,149
Cabot Microelectronics Corp. (a)	6,000	375,060
Cypress Semiconductor Corp. (a)	23,300	555,705
Fairchild Semiconductor International, Inc. Class A (a)	51,100	1,175,300
Helix Technology, Inc.	16,900	515,112
Hynix Semiconductor, Inc. (a)	79,300	170,429
Integrated Circuit Systems, Inc. (a)	28,900	551,990
Integrated Device Technology, Inc. (a)	15,100	454,208
Intel Corp.	40,000	1,219,600
Intersil Corp. Class A (a)	11,900	406,980
KLA-Tencor Corp. (a)	11,500	675,050
LAM Research Corp. (a)	23,700	712,185
LTX Corp. (a)	17,300	444,956
Mattson Technology, Inc. (a)	5,000	84,900
Micron Technology, Inc. (a)	37,200	1,528,920
National Semiconductor Corp. (a)	18,800	547,456
Teradyne, Inc. (a)	51,200	1,694,720
Varian Semiconductor Equipment Associates, Inc. (a)	5,400	219,240
		12,611,184
Software - 2.8%
Computer Associates International, Inc.	21,500	774,000
Microsoft Corp. (a)	87,600	6,308,076
NVIDIA Corp. (a)	13,900	1,279,773
		8,361,849
TOTAL INFORMATION TECHNOLOGY		31,789,301
MATERIALS - 2.3%
Chemicals - 1.0%
Dow Chemical Co.	27,900	927,675
E.I. du Pont de Nemours and Co.	15,104	728,617
Praxair, Inc.	28,200	1,325,400
		2,981,692
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	5,600	277,144

	Shares	Value (Note 1)
Metals & Mining - 0.9%
Alcan, Inc.	17,800	$ 750,092
Alcoa, Inc.	44,700	1,761,180
		2,511,272
Paper & Forest Products - 0.3%
Georgia-Pacific Group	8,300	280,955
International Paper Co.	19,400	692,580
		973,535
TOTAL MATERIALS		6,743,643
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 2.0%
AT&T Corp.	37,504	825,088
BellSouth Corp.	31,900	1,284,613
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	70	1
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	290	145
warrants 1/15/07 (CV ratio .6) (a)	50	25
McCaw International Ltd. warrants 4/16/07 (a)(f)	290	290
Ono Finance PLC rights 5/31/09 (a)(f)	210	630
Qwest Communications International, Inc.	14,200	452,554
SBC Communications, Inc.	35,070	1,404,904
Verizon Communications	34,200	1,829,700
		5,797,950
UTILITIES - 0.5%
Electric Utilities - 0.3%
AES Corp. (a)	22,600	972,930
Multi-Utilities - 0.2%
Enron Corp.	10,400	509,600
TOTAL UTILITIES		1,482,530
TOTAL COMMON STOCKS (Cost $133,018,661)		157,463,674
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Earthwatch, Inc. Series C, $0.2975 pay-in-kind (f)	6,717	134
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.3%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	6,466	$ 688,629
PRIMEDIA, Inc. Series F, $9.20	4,135	314,260
		1,002,889
FINANCIALS - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	50	49,736
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Fresenius Medical Care Capital Trust II $7.875	255	253,191
TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,305,816
TOTAL PREFERRED STOCKS (Cost $1,284,665)		1,305,950
Corporate Bonds - 13.2%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	$ 50,000	56,750
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10	B1	200,000	122,000
TOTAL CONVERTIBLE BONDS			178,750
Nonconvertible Bonds - 13.1%
CONSUMER DISCRETIONARY - 2.5%
Auto Components - 0.0%
Accuride Corp. 9.25% 2/1/08	B2	100,000	65,000
Oxford Automotive, Inc. 10.125% 6/15/07	Caa1	125,000	76,250
			141,250
Hotels Restaurants & Leisure - 0.5%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	170,000	176,800
Extended Stay America, Inc. 9.875% 6/15/11 (f)	B2	120,000	119,100

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	$ 90,000	$ 90,900
MGM Mirage, Inc. 8.375% 2/1/11	Ba2	300,000	303,000
Park Place Entertainment Corp. 8.125% 5/15/11 (f)	Ba2	160,000	158,800
Royal Caribbean Cruises Ltd. 8.75% 2/2/11	Baa3	200,000	190,692
Six Flags, Inc. 9.5% 2/1/09 (f)	B3	200,000	199,500
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	150,000	153,000
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	190,000	203,300
			1,595,092
Household Durables - 0.1%
American Greetings Corp. 11.75% 7/15/08 (f)	Ba3	20,000	19,350
Ryland Group, Inc. 9.125% 6/15/11	B1	160,000	158,400
			177,750
Media - 1.8%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	270,000	251,100
Adelphia Communications Corp. 10.875% 10/1/10	B2	150,000	151,500
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	650,000	642,694
Cable Satisfaction International, Inc. yankee 12.75% 3/1/10	Caa2	200,000	100,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 1/15/10 (d)	B2	385,000	257,950
8.25% 4/1/07	B2	180,000	169,200
10.75% 10/1/09	B2	70,000	72,100
Continental Cablevision, Inc. 8.3% 5/15/06	A3	115,000	123,819
Diamond Cable Communications PLC yankee 0% 2/15/07 (d)	B2	710,000	397,600
Granite Broadcasting Corp. 10.375% 5/15/05	Caa1	91,000	60,060
News America Holdings, Inc. 7.375% 10/17/08	Baa3	500,000	507,690
News America, Inc. 7.28% 6/30/28	Baa3	200,000	178,800
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	40,000	40,000
NTL, Inc. 0% 4/1/08 (d)	B3	260,000	119,600
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	$ 170,000	$ 171,700
Quebecor Media, Inc. 11.125% 7/15/11 (f)	B2	120,000	119,700
Radio One, Inc. 8.875% 7/1/11 (f)	B3	220,000	220,000
Telemundo Holdings, Inc. 0% 8/15/08 (d)	B3	10,000	7,700
Telewest PLC yankee 11% 10/1/07	B2	555,000	460,650
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	150,000	161,634
Time Warner, Inc. 8.18% 8/15/07	Baa1	910,000	985,412
UIH Australia/Pacific, Inc.
14% 5/15/06	Caa2	410,000	123,000
			5,321,909
Multiline Retail - 0.1%
JCPenney Co., Inc.:
6% 5/1/06	Ba2	20,000	16,600
6.5% 6/15/02	Baa3	100,000	98,500
6.9% 8/15/26	Ba2	50,000	48,000
7.375% 6/15/04	Ba2	20,000	19,100
7.375% 8/15/08	Ba2	35,000	31,150
7.4% 4/1/37	Ba2	20,000	18,400
7.6% 4/1/07	Ba2	10,000	9,250
7.95% 4/1/17	Ba2	15,000	12,150
			253,150
TOTAL CONSUMER DISCRETIONARY			7,489,151
CONSUMER STAPLES - 0.3%
Food & Drug Retailing - 0.1%
Rite Aid Corp.:
11.25% 7/1/08 (f)	Caa2	40,000	40,300
12.5% 9/15/06 (f)	-	215,000	232,200
			272,500
Household Products - 0.0%
Fort James Corp. 6.625% 9/15/04	Baa3	45,000	44,211

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Tobacco - 0.2%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	$ 500,000	$ 510,925
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	200,000	202,892
			713,817
TOTAL CONSUMER STAPLES			1,030,528
ENERGY - 0.2%
Oil & Gas - 0.2%
Chesapeake Energy Corp. 8.125% 4/1/11 (f)	B2	360,000	336,600
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	185,000	192,339
			528,939
FINANCIALS - 4.6%
Banks - 1.5%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	500,000	503,670
Bank One Corp. 7.875% 8/1/10	A1	400,000	428,756
BankAmerica Corp. 5.875% 2/15/09	Aa2	500,000	475,990
BankBoston Corp. 6.625% 2/1/04	A3	200,000	204,286
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	350,000	350,165
8.55% 9/29/49 (e)(f)	Aa2	145,000	155,898
Capital One Bank 6.375% 2/15/03	Baa2	250,000	250,520
First Union Corp. 7.55% 8/18/05	A1	715,000	756,606
FleetBoston Financial Corp. 7.25% 9/15/05	A2	275,000	288,013
Korea Development Bank:
6.625% 11/21/03	Baa2	170,000	172,883
7.125% 4/22/04	Baa2	80,000	82,317
7.375% 9/17/04	Baa2	160,000	166,210
MBNA Corp.:
6.34% 6/2/03	Baa2	100,000	100,947
6.875% 11/15/02	Baa2	300,000	306,564
			4,242,825
Diversified Financials - 2.6%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	250,000	253,818
Associates Corp. of North America 6% 7/15/05	Aa3	250,000	252,415
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	205,000	209,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
CanWest Media, Inc. 10.625% 5/15/11 (f)	B2	$ 225,000	$ 227,813
Capital One Financial Corp. 7.125% 8/1/08	Baa3	210,000	189,050
Citigroup, Inc. 7.25% 10/1/10	Aa3	400,000	415,220
Countrywide Home Loans, Inc. 5.25% 5/22/03	A3	200,000	199,758
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	100,000	101,485
Ford Motor Credit Co.:
6.875% 2/1/06	A2	150,000	152,907
7.375% 2/1/11	A2	100,000	101,463
7.875% 6/15/10	A2	550,000	576,763
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	300,000	308,478
7.5% 7/15/05	A2	500,000	522,840
7.75% 1/19/10	A2	200,000	210,372
Household Finance Corp. 6.5% 1/24/06	A2	150,000	152,495
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	200,000	225,256
ING Capital Funding Trust III 8.439% 12/31/10	Aa3	350,000	371,000
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	300,000	302,199
Newcourt Credit Group, Inc. yankee 6.875% 2/16/05	A2	140,000	143,028
NiSource Finance Corp.:
7.625% 11/15/05	Baa2	200,000	208,440
7.875% 11/15/10	Baa2	315,000	331,566
PTC International Finance BV yankee 0% 7/1/07 (d)	B2	190,000	161,500
Qwest Capital Funding, Inc. 7.75% 8/15/06	Baa1	250,000	262,330
SESI LLC 8.875% 5/15/11 (f)	B1	115,000	113,850
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	375,000	366,701
6.875% 11/15/28	Baa1	390,000	327,748
TCI Communications Financing III 9.65% 3/31/27	A3	180,000	196,429
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	100,000	104,000
TXU Eastern Funding yankee 6.75% 5/15/09	Baa1	160,000	151,598
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	300,000	324,624
Unilever Capital Corp. 6.875% 11/1/05	A1	200,000	208,000
			7,672,246

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Real Estate - 0.5%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	$ 100,000	$ 99,161
Duke Realty LP 7.3% 6/30/03	Baa1	500,000	513,075
EOP Operating LP:
6.625% 2/15/05	Baa1	200,000	203,326
6.75% 2/15/08	Baa1	100,000	98,431
ERP Operating LP 7.1% 6/23/04	A3	200,000	206,428
Meditrust Corp. 7.82% 9/10/26	Ba3	155,000	148,800
ProLogis Trust 6.7% 4/15/04	Baa1	70,000	69,983
WCI Communities, Inc. 10.625% 2/15/11 (f)	B1	200,000	208,500
			1,547,704
TOTAL FINANCIALS			13,462,775
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
DaVita, Inc. 9.25% 4/15/11 (f)	B2	155,000	158,875
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	130,000	133,900
Unilab Corp. 12.75% 10/1/09	B3	70,000	81,200
			373,975
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa3	435,000	447,232
Airlines - 0.1%
Air Canada 10.25% 3/15/11	B1	75,000	69,000
Continental Airlines, Inc. pass thru trust certificate:
7.434% 3/15/06	Baa1	70,000	70,947
7.73% 9/15/12	Baa1	24,288	24,149
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	Aa2	70,000	73,634
7.92% 11/18/10	Aa3	50,000	52,383
			290,113
Building Products - 0.1%
American Standard, Inc. 7.375% 2/1/08	Ba2	310,000	306,900
Commercial Services & Supplies - 0.1%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	40,000	39,200
Iron Mountain, Inc. 10.125% 10/1/06	B2	160,000	168,800
			208,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - 0.2%
Tyco International Group SA yankee 6.75% 2/15/11	Baa1	$ 500,000	$ 495,820
Marine - 0.0%
Teekay Shipping Corp. 8.875% 7/15/11 (f)	Ba2	50,000	50,750
Road & Rail - 0.3%
CSX Corp. 6.25% 10/15/08	Baa2	500,000	484,140
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	340,000	347,759
			831,899
TOTAL INDUSTRIALS			2,630,714
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Crown Castle International Corp. 10.75% 8/1/11	B3	265,000	257,050
Spectrasite Holdings, Inc. 12.5% 11/15/10	B3	280,000	266,000
			523,050
Internet Software & Services - 0.0%
Concentric Network Corp. 12.75% 12/15/07	B	160,000	51,200
IT Consulting & Services - 0.1%
Comdisco, Inc.:
5.95% 4/30/02	Caa1	300,000	228,000
7.25% 9/1/02	Caa1	250,000	190,000
			418,000
TOTAL INFORMATION TECHNOLOGY			992,250
MATERIALS - 0.4%
Chemicals - 0.2%
Huntsman Corp. 9.5% 7/1/07 (f)	Caa1	210,000	130,200
IMC Global, Inc. 10.875% 6/1/08 (f)	Ba1	110,000	108,900
Lyondell Chemical Co. 10.875% 5/1/09	B2	160,000	158,000
Methanex Corp. yankee 7.4% 8/15/02	Ba1	325,000	323,375
			720,475
Containers & Packaging - 0.1%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11 (f)	B2	170,000	170,850

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Metals & Mining - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 109,000	$ 114,450
Phelps Dodge Corp. 8.75% 6/1/11	Baa2	185,000	182,503
			296,953
TOTAL MATERIALS			1,188,278
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
AT&T Corp. 6.5% 3/15/29	A2	430,000	366,111
British Telecommunications PLC 7.875% 12/15/05	Baa1	400,000	421,253
Cable & Wireless Optus Finance Property Ltd. 8% 6/22/10 (f)	Baa1	700,000	750,974
Citizens Communications Co.:
8.5% 5/15/06	Baa2	165,000	168,284
9.25% 5/15/11	Baa2	275,000	284,859
France Telecom SA 7.2% 3/1/06 (f)	A3	500,000	515,005
Hyperion Telecommunications, Inc. 12% 11/1/07	Caa1	190,000	77,900
Intermedia Communications, Inc. 0% 3/1/09 (d)	B3	240,000	175,200
Jazztel PLC yankee 14% 4/1/09	Caa1	180,000	68,400
Koninklijke KPN NV 8% 10/1/10	Baa2	457,000	435,516
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	420,000	117,600
Ono Finance PLC 13% 5/1/09	Caa1	265,000	196,100
SBC Communications, Inc. 5.75% 5/2/06	Aa3	510,000	502,687
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	220,000	216,449
Telefonica Europe BV 8.25% 9/15/30	A2	65,000	68,197
Telefonos de Mexico SA de CV 8.25% 1/26/06 (f)	Baa3	350,000	360,500
Teleglobe Canada, Inc. yankee 7.7% 7/20/29	Baa1	136,000	132,765
TELUS Corp. yankee 7.5% 6/1/07	Baa2	500,000	507,500
Triton PCS, Inc. 9.375% 2/1/11	B3	260,000	249,600
			5,614,900
Wireless Telecommunication Services - 0.5%
AT&T Wireless Services, Inc. 8.75% 3/1/31 (f)	Baa2	200,000	207,808
Echostar Broadband Corp. 10.375% 10/1/07	B1	380,000	378,100
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Millicom International Cellular SA yankee 13.5% 6/1/06	Caa1	$ 211,000	$ 183,570
Nextel Communications, Inc. 0% 10/31/07 (d)	B1	600,000	396,000
Powertel, Inc. 11.125% 6/1/07	Baa1	160,000	173,600
			1,339,078
TOTAL TELECOMMUNICATION SERVICES			6,953,978
UTILITIES - 1.4%
Electric Utilities - 1.0%
AES Corp.:
8% 12/31/08	Ba1	405,000	382,725
9.375% 9/15/10	Ba1	235,000	235,000
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	300,000	274,791
CMS Energy Corp. 8.375% 7/1/03	Ba3	220,000	217,800
Hydro-Quebec 6.3% 5/11/11	A2	700,000	688,709
Illinois Power Co. 7.5% 6/15/09	Baa1	150,000	152,234
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	545,000	486,069
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	75,000	82,226
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	160,000	144,000
6.25% 3/1/04	B3	60,000	52,200
6.75% 10/1/23	B3	170,000	134,300
Texas Utilities Co. 6.375% 1/1/08	Baa3	40,000	38,580
			2,888,634
Gas Utilities - 0.3%
Consolidated Natural Gas Co. 6.85% 4/15/11	A2	70,000	69,104
KeySpan Corp.:
7.25% 11/15/05	A3	185,000	193,806
7.625% 11/15/10	A3	135,000	141,453
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	500,000	522,185
Sempra Energy 7.95% 3/1/10	A2	95,000	94,116
			1,020,664

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Multi-Utilities - 0.1%
PG&E National Energy Group, Inc. 10.375% 5/16/11 (f)	Baa2	$ 240,000	$ 240,000
TOTAL UTILITIES			4,149,298
TOTAL NONCONVERTIBLE BONDS			38,799,886
TOTAL CORPORATE BONDS (Cost $39,836,220)			38,978,636
U.S. Government and Government Agency Obligations - 9.1%

U.S. Government Agency Obligations - 2.5%
Fannie Mae:
5.25% 6/15/06	Aaa	530,000	522,379
5.5% 5/2/06	AA-	350,000	346,500
6.25% 2/1/11	Aa2	165,000	162,911
7.125% 6/15/10	Aaa	320,000	341,549
7.25% 1/15/10	Aaa	310,000	333,104
7.25% 5/15/30	Aaa	1,045,000	1,132,008
Freddie Mac:
5.75% 3/15/09	Aaa	700,000	688,513
5.875% 3/21/11	Aa2	1,230,000	1,180,222
6% 6/15/11	Aaa	350,000	344,960
6.75% 3/15/31	Aaa	755,000	769,745
6.875% 1/15/05	Aaa	1,650,000	1,734,563
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency) Class 2-E, 9.4% 5/15/02	Aaa	7,729	7,927
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			7,564,381
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bills, yield at date of purchase 3.92% to 4% 7/5/01 to 7/12/01 (h)	-	1,000,000	999,419
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	2,655,000	2,749,996
11.25% 2/15/15	Aaa	1,345,000	2,035,146
U.S. Treasury Notes:
4.25% 5/31/03	Aaa	3,040,000	3,039,058
4.75% 11/15/08	Aaa	80,000	77,225
5% 2/15/11	Aaa	200,000	194,030
5.5% 5/31/03	Aaa	5,600,000	5,723,760
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
6.5% 2/15/10	Aaa	$ 900,000	$ 966,654
7% 7/15/06	Aaa	3,425,000	3,715,063
TOTAL U.S. TREASURY OBLIGATIONS			19,500,351
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $26,925,680)			27,064,732
U.S. Government Agency - Mortgage Securities - 13.8%

Fannie Mae - 9.8%
5.5% 2/1/11	Aaa	118,571	115,014
6% 4/1/09 to 1/1/29	Aaa	1,623,647	1,579,594
6% 7/1/31 (g)	Aaa	5,000,000	4,796,875
6.5% 11/1/25 to 6/1/31	Aaa	10,730,814	10,577,010
6.5% 6/1/31 (g)	Aaa	3,000,000	2,951,250
7% 12/1/24 to 1/1/31	Aaa	3,758,055	3,779,871
7.5% 5/1/15 to 2/1/31	Aaa	4,385,459	4,479,775
8% 1/1/26	Aaa	711,140	738,028
TOTAL FANNIE MAE			29,017,417
Freddie Mac - 0.1%
7.5% 1/1/27	Aaa	300,491	307,532
Government National Mortgage Association - 3.9%
6.5% 10/15/27 to 7/15/29 (l)	Aaa	10,011,760	9,909,689
7% 1/15/28 to 12/15/28	Aaa	559,522	564,592
7.5% 6/15/27 to 3/15/28	Aaa	921,971	946,336
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			11,420,617
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $40,849,587)			40,745,566
Asset-Backed Securities - 0.6%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	200,000	202,812
Capital One Master Trust 5.45% 3/16/09	Aaa	400,000	394,313

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	$ 100,000	$ 99,637
5.71% 9/15/05	A2	90,000	89,944
6.4% 12/15/02	Aaa	80,000	81,213
7.03% 11/15/03	Aaa	145,000	148,263
Key Auto Finance Trust:
6.3% 10/15/03	A2	60,922	61,036
6.65% 10/15/03	Baa3	18,197	18,229
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	200,000	199,359
Sears Credit Account Master Trust II:
6.75% 9/16/09	Aaa	365,000	378,117
7.5% 11/15/07	A2	200,000	209,008
TOTAL ASSET-BACKED SECURITIES (Cost $1,855,091)			1,881,931
Commercial Mortgage Securities - 1.1%

CS First Boston Mortgage Securities Corp.:
floater Series 1998-FL1A:
Class D, 4.9338% 1/10/13 (f)(i)	Aa1	90,554	90,612
Class E, 5.2838% 1/10/13 (f)(i)	Baa1	420,000	420,523
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	500,000	530,015
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	220,000	219,689
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	500,000	531,835
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	500,000	505,625
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.9699% 4/13/31 (f)(i)	Baa3	500,000	469,063
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	500,000	500,938
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $3,224,142)			3,268,300
Foreign Government and Government Agency Obligations (j) - 0.2%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Ontario Province 6% 2/21/06	Aa3	$ 200,000	$ 202,644
Quebec Province yankee:
7.125% 2/9/24	A2	30,000	30,629
7.5% 7/15/23	A2	30,000	31,933
United Mexican States:
8.5% 2/1/06	Baa3	175,000	183,313
9.875% 2/1/10	Baa3	200,000	218,800
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $655,676)			667,319
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $496,855)	Aaa	500,000	513,165
Floating Rate Loans - 0.2%

INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
Tranche B term loan 6.6644% 7/21/06 (i)	Ba3	196,995	195,518
Tranche C term loan 6.9399% 7/21/07 (i)	Ba3	236,394	234,621
TOTAL FLOATING RATE LOANS (Cost $412,260)			430,139
Cash Equivalents - 9.9%
	Shares
Fidelity Cash Central Fund, 4.09% (c)	29,215,788	29,215,788
Fidelity Securities Lending Cash Central Fund, 4.02% (c)	109,863	109,863
TOTAL CASH EQUIVALENTS (Cost $29,325,651)		29,325,651
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $277,884,488)	301,645,063
NET OTHER ASSETS - (1.9)%	(5,594,107)
NET ASSETS - 100%	$ 296,050,956
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
51 S&P 500 Stock Index Contracts	Sept. 2001	$ 15,704,175	$ (632,951)

The face value of futures purchased as a percentage of net assets - 5.3%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,624,348 or 2.6% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $999,419.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(j) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Mothers Work, Inc.	6/18/98	$ 18
Rite Aid Corp.	6/27/01	$ 217,500
Rite Aid Corp. warrants 6/27/06	6/27/01	$ 21,215
(l) A portion of the security is subject to a forward commitment to sell.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.6%	AAA, AA, A	26.0%
Baa	4.9%	BBB	4.0%
Ba	1.3%	BB	1.6%
B	2.5%	B	2.4%
Caa	0.6%	CCC	0.6%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%

The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $173,230,449 and $171,675,080, respectively, of which long-term U.S. government and government agency obligations aggregated $74,772,108 and $73,760,872, respectively.

The market value of futures contracts opened and closed during the period amounted to $36,822,527 and $20,774,645, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,002 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $256,137 or 0.1% of net assets.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $430,139 or 0.2% of net assets.
Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $279,298,333. Net unrealized appreciation aggregated $22,346,730, of which $33,361,212 related to appreciated investment securities and $11,014,482 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $1,350,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Fidelity Variable Insurance Products: Balanced Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $109,863) (cost $277,884,488) - See accompanying schedule		$ 301,645,063
Commitment to sell securities on a delayed delivery basis	$ (4,943,750)
Receivable for securities sold on a delayed delivery basis	4,970,313	26,563
Receivable for investments sold, regular delivery		926,742
Receivable for fund shares sold		371,386
Dividends receivable		145,789
Interest receivable		1,506,853
Receivable for daily variation on futures contracts		59,925
Total assets		304,682,321
Liabilities
Payable for investments purchased Regular delivery	510,013
Delayed delivery	7,830,781
Payable for fund shares redeemed	20,894
Accrued management fee	105,845
Distribution fees payable	4,429
Other payables and accrued expenses	49,540
Collateral on securities loaned, at value	109,863
Total liabilities		8,631,365
Net Assets		$ 296,050,956
Net Assets consist of:
Paid in capital		$ 276,032,748
Undistributed net investment income		4,610,096
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,745,231)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,153,343
Net Assets		$ 296,050,956
Initial Class: Net Asset Value, offering price and redemption price per share ($258,285,576 ÷ 18,741,520 shares)		$13.78
Service Class: Net Asset Value, offering price and redemption price per share ($26,558,789 ÷ 1,933,567 shares)		$13.74
Service Class 2: Net Asset Value, offering price and redemption price per share ($11,206,591 ÷ 818,415 shares)		$13.69

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 955,474
Interest		4,454,140
Security lending		644
Total income		5,410,258
Expenses
Management fee	$ 612,542
Transfer agent fees	95,806
Distribution fees	22,928
Accounting and security lending fees	55,976
Non-interested trustees' compensation	494
Custodian fees and expenses	14,216
Audit	13,074
Legal	1,164
Miscellaneous	7,662
Total expenses before reductions	823,862
Expense reductions	(23,334)	800,528
Net investment income		4,609,730
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,572,928)
Foreign currency transactions	612
Futures contracts	289,244	(4,283,072)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,776,580)
Assets and liabilities in foreign currencies	(454)
Futures contracts	(632,951)
Delayed delivery commitments	26,563	(3,383,422)
Net gain (loss)		(7,666,494)
Net increase (decrease) in net assets resulting from operations		$ (3,056,764)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Balanced Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 4,609,730	$ 9,644,723
Net realized gain (loss)	(4,283,072)	(1,922,754)
Change in net unrealized appreciation (depreciation)	(3,383,422)	(21,477,945)
Net increase (decrease) in net assets resulting from operations	(3,056,764)	(13,755,976)
Distributions to shareholders From net investment income	(10,202,857)	(10,025,969)
From net realized gain	-	(7,315,617)
In excess of net realized gain	-	(1,053,621)
Total distributions	(10,202,857)	(18,395,207)
Share transactions - net increase (decrease)	26,148,885	(37,111,951)
Total increase (decrease) in net assets	12,889,264	(69,263,134)
Net Assets
Beginning of period	283,161,692	352,424,826
End of period (including undistributed net investment income of $4,610,096 and $9,715,285, respectively)	$ 296,050,956	$ 283,161,692
Other Information:	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
Share transactions	Shares	Dollars	Shares	Dollars
Initial Class Sold	2,284,904	$ 31,461,992	1,794,450	$ 26,671,199
Reinvested	636,973	9,051,388	1,146,173	16,906,054
Redeemed	(1,537,801)	(21,325,291)	(5,917,870)	(88,897,596)
Net increase (decrease)	1,384,076	$ 19,188,089	(2,977,247)	$ (45,320,343)
Service Class Sold	134,867	$ 1,853,099	354,608	$ 5,304,117
Reinvested	66,778	946,241	100,855	1,483,572
Redeemed	(183,475)	(2,517,541)	(236,923)	(3,533,009)
Net increase (decrease)	18,170	$ 281,799	218,540	$ 3,254,680
Service Class 2 A Sold	504,601	$ 6,938,211	335,010	$ 4,970,459
Reinvested	14,524	205,228	380	5,581
Redeemed	(34,610)	(464,442)	(1,490)	(22,328)
Net increase (decrease)	484,515	$ 6,678,997	333,900	$ 4,953,712
Distributions From net investment income Initial Class		$ 9,051,388		$ 9,221,484
Service Class		946,241		801,470
Service Class 2 A		205,228		3,015
Total		$ 10,202,857		$ 10,025,969
From net realized gain Initial Class		$ -		$ 6,717,143
Service Class		-		596,231
Service Class 2 A		-		2,243
Total		$ -		$ 7,315,617
In excess of net realized gain Initial Class		$ -		$ 967,427
Service Class		-		85,871
Service Class 2 A		-		323
Total		$ -		$ 1,053,621
		$ 10,202,857		$ 18,395,207

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23	$ 11.17
Income from Investment Operations
Net investment income	.22 D	.48 D	.45 D	.44 D	.44 D	.33
Net realized and unrealized gain (loss)	(.37)	(1.15)	.24	2.00	2.22	.78
Total from investment operations	(.15)	(.67)	.69	2.44	2.66	1.11
Less Distributions
From net investment income	(.52)	(.48)	(.37)	(.36)	(.31)	(.01)
From net realized gain	-	(.35)	(.43)	(.55)	-	(.04)
In excess of net realized gain	-	(.05)	-	-	-	-
Total distributions	(.52)	(.88)	(.80)	(.91)	(.31)	(.05)
Net asset value, end of period	$ 13.78	$ 14.45	$ 16.00	$ 16.11	$ 14.58	$ 12.23
Total Return B, C	(1.15)%	(4.30)%	4.55%	17.64%	22.18%	9.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 258,286	$ 250,802	$ 325,371	$ 307,681	$ 214,538	$ 103
Ratio of expenses to average net assets	.56% A	.58%	.57%	.59%	.61%	.72%
Ratio of expenses to average net assets after all expense reductions	.55% A, F	.56% F	.55% F	.58% F	.60% F	.71% F
Ratio of net investment income to average net assets	3.26% A	3.18%	2.87%	2.94%	3.28%	3.63%
Portfolio turnover rate	129% A	126%	108%	94%	98%	163%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 14.39	$ 15.94	$ 16.07	$ 14.59	$ 14.16
Income from Investment Operations
Net investment income D	.22	.46	.43	.41	.08
Net realized and unrealized gain (loss)	(.37)	(1.14)	.24	1.98	.35
Total from investment operations	(.15)	(.68)	.67	2.39	.43
Less Distributions
From net investment income	(.50)	(.47)	(.37)	(.36)	-
From net realized gain	-	(.35)	(.43)	(.55)	-
In excess of net realized gain	-	(.05)	-	-	-
Total distributions	(.50)	(.87)	(.80)	(.91)	-
Net asset value, end of period	$ 13.74	$ 14.39	$ 15.94	$ 16.07	$ 14.59
Total Return B, C	(1.15)%	(4.38)%	4.43%	17.27%	3.04%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 26,559	$ 27,563	$ 27,054	$ 9,562	$ 10
Ratio of expenses to average net assets	.66% A	.68%	.67%	.70%	.71% A
Ratio of expenses to average net assets after all expense reductions	.65% A, F	.66% F	.66% F	.69% F	.71% A
Ratio of net investment income to average net assets	3.16% A	3.08%	2.77%	2.79%	3.43% A
Portfolio turnover rate	129% A	126%	108%	94%	98%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 14.37	$ 15.59
Income from Investment Operations
Net investment income D	.20	.40
Net realized and unrealized gain (loss)	(.37)	(.75)
Total from investment operations	(.17)	(.35)
Less Distributions
From net investment income	(.51)	(.47)
From net realized gain	-	(.35)
In excess of net realized gain	-	(.05)
Total distributions	(.51)	(.87)
Net asset value, end of period	$ 13.69	$ 14.37
Total Return B, C	(1.29)%	(2.37)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,207	$ 4,797
Ratio of expenses to average net assets	.82% A	.85% A
Ratio of expenses to average net assets after all expense reductions	.81% A, F	.83% A, F
Ratio of net investment income to average net assets	3.00% A	2.91% A
Portfolio turnover rate	129% A	126%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Balanced Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Balanced Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Balanced Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, contingent interest, non-taxable dividends, and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $26,257 decrease to the cost of securities held and a corresponding decrease to accumulated net undistributed realized gain (loss), based on securities held by the fund on January 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the applicable fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Balanced Portfolio

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 13,402
Service Class 2	9,526
$ 22,928

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 84,007
Service Class	8,937
Service Class 2	2,862
$ 95,806

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against

Balanced Portfolio

Notes to Financial Statements (Unaudited) - continued

6. Security Lending - continued

the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $23,314 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expense by $20.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company and its subsidiaries, affiliates of FMR, were the record owners of approximately 41% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 45% of the total outstanding shares of the fund.

Balanced Portfolio

Semiannual Report

Balanced Portfolio

Balanced Portfolio

Balanced Portfolio

Balanced Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Bart Grenier, Vice President

John Avery, Vice President

Kevin E. Grant, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPBAL-SANN-0801 140998
1.705697.103

Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Initial Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Initial Class on September 25, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $6,878 - a 31.22% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,586 - a 14.14% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Philip Morris Companies, Inc.	7.0
RJ Reynolds Tobacco Holdings, Inc.	6.9
EchoStar Communications Corp. Class A	4.8
HomeBase, Inc.	3.9
Irish Continental Group PLC	2.3
24.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	33.5
Consumer Discretionary	27.4
Consumer Staples	19.5
Health Care	6.7
Industrials	5.9

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	98.3%
Short-Term Investments and Net Other Assets	1.7%

* Foreign investments 9.0%

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class on September 25, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $6,868 - a 31.32% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,586 - a 14.14% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Philip Morris Companies, Inc.	7.0
RJ Reynolds Tobacco Holdings, Inc.	6.9
EchoStar Communications Corp. Class A	4.8
HomeBase, Inc.	3.9
Irish Continental Group PLC	2.3
24.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	33.5
Consumer Discretionary	27.4
Consumer Staples	19.5
Health Care	6.7
Industrials	5.9

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	98.3%
Short-Term Investments and Net Other Assets	1.7%

* Foreign investments 9.0%

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. Average annual total returns for Service Class 2 shares will appear once the fund is a year old.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio - Service Class 2 on September 25, 2000, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have been $6,858 - a 31.42% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,586 - a 14.14% decrease.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Philip Morris Companies, Inc.	7.0
RJ Reynolds Tobacco Holdings, Inc.	6.9
EchoStar Communications Corp. Class A	4.8
HomeBase, Inc.	3.9
Irish Continental Group PLC	2.3
24.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Information Technology	33.5
Consumer Discretionary	27.4
Consumer Staples	19.5
Health Care	6.7
Industrials	5.9

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	98.3%
Short-Term Investments and Net Other Assets	1.7%

* Foreign investments 9.0%

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Fergus Shiel, Portfolio Manager of Dynamic Capital Appreciation Portfolio

Q. How did the fund perform, Fergus?

A. For the six-month period that ended June 30, 2001, the fund's return fell short of the Standard & Poor's 500 Index, which returned -6.70%. The fund also lagged the variable annuity capital appreciation funds average tracked by Lipper Inc., which fell 10.68%. Since its inception on September 25, 2000, through June 30, 2001, the fund lagged the -14.14% return of the S&P 500® index. Lipper does not calculate a life of fund return.

Q. What factors caused the fund to underperform both its index and peer group during the six-month period?

A. Continued weakness in high-growth stocks, particularly in the information technology (IT) and biotechnology sectors that I emphasized, caused the bulk of the fund's poor performance relative to its benchmarks. Our collective holdings in both the software and the hardware and equipment industries hurt the fund's relative return the most. In the software area, the fund's overweighted position in Veritas Software, which fell more than 24%, coupled with my decision to not own Microsoft, which rose nearly 67%, proved detrimental to absolute and relative performance. Similarly, maintaining large positions in networking stocks, such as Juniper Networks and Redback Networks, both of which fell more than 50% during the period, also held back returns. Elsewhere, the equity market's penchant for stocks with strong current earnings growth hurt our overweighting in drug discovery stocks. Specifically, investors weren't willing to reward the future growth prospects of Medimmune.

Q. Did you employ any new strategies during the period?

A. Not really. My overall strategy has been largely the same. I maintained the fund's overweighting in the food, beverage and tobacco industries, which was a very beneficial decision. I believed stocks such as RJ Reynolds and Philip Morris remained the best risk-versus-return stocks in the market as a result of their low price-to-earnings ratios, enormous cash flows and huge dividends. Largely due to these two stocks, our holdings in this sector collectively outperformed those held by the S&P 500 index by more than 28 percentage points. However, my decision to keep the fund overweighted in information technology stocks more than offset our strong gains in the food, beverage and tobacco industries.

Q. What was your attraction to tech stocks?

A. Despite the weakness in this sector, I believed that technology still offered the best potential for long-term unit growth in the market. That said, I did reduce some of the fund's tech exposure - such as networking and semiconductor stocks - during short-term rallies, but decided to hold on to what I believed were the best names in certain cutting-edge industries. Specifically, the fund maintained positions in BEA Systems (software) and Ciena (communications equipment). I held these stocks because history has shown that when technology comes back in favor, industry leaders have shown the ability to drastically outperform their peers.

Q. What specific stocks performed well? What stocks disappointed?

A. RJ Reynolds, a major holding and the fund's top contributor, appreciated roughly 15%. EchoStar Communications, a satellite-TV operator, jumped 38% on narrower-than-expected first-quarter 2001 losses and a higher-than-expected number of new customers. On the down side, computer storage network switch maker Brocade Communications experienced weaker-than-expected first-quarter earnings results. Immunex, another detractor, was hurt by slower-than-expected sales growth due to manufacturing capacity constraints.

Q. What's your outlook?

A. I'm generally positive, but I believe the factors leading to market success are changing. For some time now, it's been very important for funds to be overweighted in the right sector to perform well. I think some of that emphasis on sector importance has been eradicated from the market, and I now believe finding the right stocks with good valuations across many sectors will drive relative performance going forward. Turning to the fund, I believe that its relatively small size affords me two advantages. First, having a fund with fewer assets gives me the opportunity to build bigger positions in a larger universe of stocks, particularly smaller-capitalization stocks that wouldn't have the same impact on a much larger-sized portfolio. Secondly, a smaller fund is more nimble, giving me the opportunity to move more quickly in and out of different stocks as I see fit.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital appreciation

Start date: September 25, 2000

Size: as of June 30, 2001, more than $4 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 27.4%
Automobiles - 2.4%
Monaco Coach Corp. (a)	1,100	$ 36,520
Winnebago Industries, Inc.	2,000	61,500
		98,020
Hotels, Restaurants & Leisure - 0.2%
Celtic PLC (a)	5,170	8,634
Household Durables - 1.1%
Black & Decker Corp.	100	3,946
Fleetwood Enterprises, Inc.	3,100	43,648
		47,594
Leisure Equipment & Products - 3.0%
Hasbro, Inc.	2,900	41,905
Mattel, Inc.	4,500	85,140
		127,045
Media - 7.0%
EchoStar Communications Corp. Class A (a)	6,390	200,454
Gemstar-TV Guide International, Inc. (a)	1,600	67,216
Omnicom Group, Inc.	300	25,800
		293,470
Multiline Retail - 2.0%
JCPenney Co., Inc.	1,800	47,448
Kmart Corp. (a)	3,300	37,851
		85,299
Specialty Retail - 11.7%
Abercrombie & Fitch Co. Class A (a)	300	13,350
AnnTaylor Stores Corp. (a)	1,500	53,700
Best Buy Co., Inc. (a)	700	44,464
HomeBase, Inc. (a)	47,600	164,220
Lowe's Companies, Inc.	500	36,275
Office Depot, Inc. (a)	8,500	88,230
Pier 1 Imports, Inc.	4,000	46,000
Staples, Inc. (a)	2,900	43,558
		489,797
TOTAL CONSUMER DISCRETIONARY		1,149,859
CONSUMER STAPLES - 19.5%
Beverages - 1.6%
The Coca-Cola Co.	1,500	67,500
Food & Drug Retailing - 0.7%
Rite Aid Corp. (a)	1,100	9,900
Rite Aid Corp. (a)(c)	1,000	8,100
Walgreen Co.	300	10,245
		28,245
Personal Products - 1.2%
Perrigo Co. (a)	3,000	50,250

	Shares	Value (Note 1)
Tobacco - 16.0%
DIMON, Inc.	8,800	$ 88,000
Philip Morris Companies, Inc.	5,770	292,828
RJ Reynolds Tobacco Holdings, Inc.	5,280	288,288
		669,116
TOTAL CONSUMER STAPLES		815,111
FINANCIALS - 4.8%
Diversified Financials - 4.3%
American Express Co.	500	19,400
Charles Schwab Corp.	1,600	24,480
E*TRADE Group, Inc. (a)	4,000	25,800
Instinet Group, Inc.	2,500	46,250
Lehman Brothers Holdings, Inc.	300	23,325
Merrill Lynch & Co., Inc.	300	17,775
SEI Investments Co.	500	23,625
		180,655
Insurance - 0.5%
American General Corp.	400	18,580
TOTAL FINANCIALS		199,235
HEALTH CARE - 6.7%
Health Care Equipment & Supplies - 1.3%
Becton, Dickinson & Co.	800	28,632
BioLase Technology, Inc. (a)	5,000	26,300
		54,932
Health Care Providers & Services - 0.6%
Owens & Minor, Inc.	1,200	22,800
Pharmaceuticals - 4.8%
Allergan, Inc.	300	25,650
Alpharma, Inc. Class A	1,200	32,700
Barr Laboratories, Inc. (a)	1,200	84,492
Bristol-Myers Squibb Co.	900	47,070
Elan Corp. PLC sponsored ADR (a)	200	12,200
		202,112
TOTAL HEALTH CARE		279,844
INDUSTRIALS - 5.9%
Aerospace & Defense - 0.6%
Honeywell International, Inc.	700	24,493
Airlines - 0.3%
Ryanair Holdings PLC sponsored ADR (a)	300	15,483
Commercial Services & Supplies - 0.6%
First Data Corp.	400	25,700
Construction & Engineering - 0.8%
Foster Wheeler Ltd.	3,700	33,485
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Electrical Equipment - 0.6%
Rayovac Corp. (a)	1,000	$ 21,300
Vishay Intertechnology, Inc. (a)	200	4,600
		25,900
Industrial Conglomerates - 0.7%
Minnesota Mining & Manufacturing Co.	250	28,525
Marine - 2.3%
Irish Continental Group PLC	20,000	95,155
TOTAL INDUSTRIALS		248,741
INFORMATION TECHNOLOGY - 33.5%
Communications Equipment - 10.5%
CIENA Corp. (a)	2,080	79,186
Finisar Corp. (a)	2,400	44,664
Juniper Networks, Inc. (a)	500	15,523
Nokia AB sponsored ADR	4,100	90,364
ONI Systems Corp.	500	13,450
Research in Motion Ltd. (a)	900	29,110
Scientific-Atlanta, Inc.	1,200	48,720
Sonus Networks, Inc. (a)	3,300	74,811
Tellium, Inc.	2,700	45,954
		441,782
Computers & Peripherals - 0.9%
EMC Corp. (a)	700	20,335
StorageNetworks, Inc.	1,000	16,940
		37,275
Electronic Equipment & Instruments - 4.4%
Amphenol Corp. Class A (a)	200	8,010
AVX Corp.	200	4,200
Flextronics International Ltd. (a)	1,400	37,184
KEMET Corp. (a)	200	3,962
Millipore Corp.	600	37,188
PerkinElmer, Inc.	1,500	41,295
Sanmina Corp. (a)	2,100	50,610
		182,449
Internet Software & Services - 0.6%
Digital Insight Corp. (a)	1,300	26,130
IT Consulting & Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	300	21,573
KPMG Consulting, Inc.	1,100	16,632
		38,205
Semiconductor Equipment & Products - 12.8%
ASML Holding NV (NY Shares) (a)	100	2,255
Atmel Corp. (a)	5,300	68,635
Cymer, Inc. (a)	500	13,390
Cypress Semiconductor Corp. (a)	1,600	38,160
Electroglas, Inc. (a)	3,400	59,670
Helix Technology, Inc.	900	27,432

	Shares	Value (Note 1)
Integrated Circuit Systems, Inc. (a)	1,100	$ 21,010
Kulicke & Soffa Industries, Inc. (a)	4,900	83,300
Lattice Semiconductor Corp. (a)	300	7,413
Micron Technology, Inc. (a)	1,300	53,430
Monolithic System Technology, Inc.	500	5,500
PRI Automation, Inc. (a)	1,000	17,940
Sage, Inc. (a)	300	4,380
Semtech Corp. (a)	700	22,358
STMicroelectronics NV (NY Shares)	500	17,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,000	15,190
Texas Instruments, Inc.	700	22,050
Vitesse Semiconductor Corp. (a)	2,700	57,051
		536,164
Software - 3.4%
BEA Systems, Inc. (a)	2,400	79,728
Computer Associates International, Inc.	1,500	54,000
PeopleSoft, Inc. (a)	200	9,660
		143,388
TOTAL INFORMATION TECHNOLOGY		1,405,393
TELECOMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
Vodafone Group PLC sponsored ADR	1,000	22,350
TOTAL COMMON STOCKS (Cost $3,932,724)		4,120,533
Cash Equivalents - 2.8%

Fidelity Cash Central Fund, 4.09% (b) (Cost $117,577)	117,577	117,577
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $4,050,301)		4,238,110
NET OTHER ASSETS - (1.1)%		(47,476)
NET ASSETS - 100%		$ 4,190,634
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Rite Aid Corp.	6/27/01	$ 7,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $11,448,878 and $9,312,709, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $204 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,100 or 0.2% of net assets.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $4,103,818. Net unrealized appreciation aggregated $134,292, of which $429,731 related to appreciated investment securities and $295,439 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $111,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $8,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $4,050,301) - See accompanying schedule		$ 4,238,110
Cash		10
Receivable for investments sold		163,394
Receivable for fund shares sold		15,805
Dividends receivable		7,970
Interest receivable		734
Receivable from investment adviser for expense reductions		5,843
Total assets		4,431,866
Liabilities
Payable for investments purchased	$ 213,833
Payable for fund shares redeemed	115
Distribution fees payable	617
Other payables and accrued expenses	26,667
Total liabilities		241,232
Net Assets		$ 4,190,634
Net Assets consist of:
Paid in capital		$ 5,092,440
Distributions in excess of net investment income		(1,260)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,088,324)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		187,778
Net Assets		$ 4,190,634
Initial Class: Net Asset Value, offering price and redemption price per share ($338,051 ÷ 49,186 shares)		$6.87
Service Class: Net Asset Value, offering price and redemption price per share ($1,018,729 ÷ 148,593 shares)		$6.86
Service Class 2: Net Asset Value, offering price and redemption price per share ($2,833,854 ÷ 413,479 shares)		$6.85

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 23,010
Interest		3,894
Total income		26,904
Expenses
Management fee	$ 9,284
Transfer agent fees	1,224
Distribution fees	3,084
Accounting fees and expenses	30,000
Non-interested trustees' compensation	5
Custodian fees and expenses	13,436
Audit	14,449
Legal	9
Miscellaneous	50
Total expenses before reductions	71,541
Expense reductions	(45,796)	25,745
Net investment income		1,159
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(913,067)
Foreign currency transactions	(431)	(913,498)
Change in net unrealized appreciation (depreciation) on:
Investment securities	293,439
Assets and liabilities in foreign currencies	(31)	293,408
Net gain (loss)		(620,090)
Net increase (decrease) in net assets resulting from operations		$ (618,931)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	September 25, 2000 (commencement of operations) to December 31, 2000
Operations Net investment income	$ 1,159	$ 1,390
Net realized gain (loss)	(913,498)	(174,950)
Change in net unrealized appreciation (depreciation)	293,408	(105,630)
Net increase (decrease) in net assets resulting from operations	(618,931)	(279,190)
Distributions to shareholders From net investment income	(2,421)	-
In excess of net investment income	(1,262)	-
Total distributions	(3,683)	-
Share transactions - net increase (decrease)	2,206,589	2,885,849
Total increase (decrease) in net assets	1,583,975	2,606,659
Net Assets
Beginning of period	2,606,659	-
End of period (including under (over) distribution of net investment income of $(1,260) and $1,264, respectively)	$ 4,190,634	$ 2,606,659

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000 A
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	19,182	$ 138,936	30,001	$ 300,008
Reinvested	36	300	-	-
Redeemed	(33)	(226)	-	-
Net increase (decrease)	19,185	$ 139,010	30,001	$ 300,008
Service Class Sold	173,369	$ 1,238,586	157,395	$ 1,497,499
Reinvested	118	992	-	-
Redeemed	(119,025)	(858,175)	(63,264)	(583,157)
Net increase (decrease)	54,462	$ 381,403	94,131	$ 914,342
Service Class 2 Sold	249,147	$ 1,797,020	182,014	$ 1,673,653
Reinvested	285	2,391	-	-
Redeemed	(17,731)	(113,235)	(236)	(2,154)
Net increase (decrease)	231,701	$ 1,686,176	181,778	$ 1,671,499
Distributions From net investment income Initial Class		$ 197		$ -
Service Class		653		-
Service Class 2		1,573		-
Total		$ 2,423		$ -
In excess of net investment income Initial Class		$ 103		$ -
Service Class		339		-
Service Class 2		818		-
Total		$ 1,260		$ -
		$ 3,683		$ -

A Share transactions are for the period September 25, 2000 (commencement of operations) to December 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capitial Appreciation Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income D	.01	.01
Net realized and unrealized gain (loss)	(1.65)	(1.49)
Total from investment operations	(1.64)	(1.48)
Less Distributions
From net investment income	(.01)	-
In excess of net investment income	(.00) H	-
Total distributions	(.01)	-
Net asset value, end of period	$ 6.87	$ 8.52
Total Return B, C	(19.27)%	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 338	$ 256
Ratio of expenses to average net assets before expense reductions	4.28% A	10.18% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50% A	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.42% A, F	1.50% A
Ratio of net investment income to average net assets	.26% A	.47% A
Portfolio turnover rate	611% A	295% A

Financial Highlights - Service Class

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income D	.01	.01
Net realized and unrealized gain (loss)	(1.66)	(1.49)
Total from investment operations	(1.65)	(1.48)
Less Distributions
From net investment income	(.01)	-
In excess of net investment income	(.00) H	-
Total distributions	(.01)	-
Net asset value, end of period	$ 6.86	$ 8.52
Total Return B, C	(19.39)%	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,019	$ 802
Ratio of expenses to average net assets before expense reductions	4.39% A	10.30% A, G
Ratio of expenses to average net assets after voluntary waivers	1.60% A	1.60% A
Ratio of expenses to average net assets after all expense reductions	1.52% A, F	1.60% A
Ratio of net investment income to average net assets	.16% A	.36% A
Portfolio turnover rate	611% A	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Amount represents less than $0.01 per share.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 8.52	$ 10.00
Income from Investment Operations
Net investment income D	.00	.00
Net realized and unrealized gain (loss)	(1.66)	(1.48)
Total from investment operations	(1.66)	(1.48)
Less Distributions
From net investment income	(.01)	-
In excess of net investment income	(.00) H	-
Total distributions	(.01)	-
Net asset value, end of period	$ 6.85	$ 8.52
Total Return B, C	(19.50)%	(14.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,834	$ 1,549
Ratio of expenses to average net assets before expense reductions	4.54% A	10.49% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75% A	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.67% A, F	1.75% A
Ratio of net investment income to average net assets	.02% A	.21% A
Portfolio turnover rate	611% A	295% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 25, 2000 (commencement of operations) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Amount represents less than $0.01 per share.

See accompanying notes which are an integral part of the financial statements.

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Dynamic Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Dynamic Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 415
Service Class 2	2,669
$ 3,084

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 83
Service Class	335
Service Class 2	806
$ 1,224

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions

Dynamic Capital Appreciation Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund - continued

earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.50%	$ 3,431
Service Class	1.60%	11,508
Service Class 2	1.75%	29,626
		$ 44,565

Certain security trades were directed to brokers who paid $1,164 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $67.

7. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 77% of the total outstanding shares of the fund.

Dynamic Capital Appreciation Portfolio

Semiannual Report

Dynamic Capital Appreciation Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

J. Fergus Shiel, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPDCA-SANN-0801 141407
1.761772.100

Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity® VIP: Growth & Income - Initial Class	-6.84%	11.91%
S&P 500®	-14.83%	12.95%
Variable Annuity Growth & Income Funds Average	0.72%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Initial Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,596 - a 65.96% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,298 - a 72.98% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	5.2
Freddie Mac	4.8
Microsoft Corp.	4.5
Philip Morris Companies, Inc.	4.3
General Electric Co.	4.0
22.8
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.4
Consumer Discretionary	18.0
Consumer Staples	11.0
Industrials	8.9
Information Technology	8.8

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks and Equity Futures	85.5%
Bonds	1.7%
Short-Term Investments and Net Other Assets	12.8%

* Foreign investments 1.1%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class	-6.93%	11.79%
S&P 500	-14.83%	12.95%
Variable Annuity Growth & Income Funds Average	0.72%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class on December 31, 1996, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,511 - a 65.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,298 - a 72.98% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	5.2
Freddie Mac	4.8
Microsoft Corp.	4.5
Philip Morris Companies, Inc.	4.3
General Electric Co.	4.0
22.8
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.4
Consumer Discretionary	18.0
Consumer Staples	11.0
Industrials	8.9
Information Technology	8.8

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks and Equity Futures	85.5%
Bonds	1.7%
Short-Term Investments and Net Other Assets	12.8%

* Foreign investments 1.1%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity VIP: Growth & Income - Service Class 2	-7.14%	11.71%
S&P 500	-14.83%	12.95%
Variable Annuity Growth & Income Funds Average	0.72%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth & income funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 247 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 31, 1996.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth & Income Portfolio - Service Class 2 on December 31, 1996, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $16,464 - a 64.64% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,298 - a 72.98% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Exxon Mobil Corp.	5.2
Freddie Mac	4.8
Microsoft Corp.	4.5
Philip Morris Companies, Inc.	4.3
General Electric Co.	4.0
22.8
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.4
Consumer Discretionary	18.0
Consumer Staples	11.0
Industrials	8.9
Information Technology	8.8

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks and Equity Futures	85.5%
Bonds	1.7%
Short-Term Investments and Net Other Assets	12.8%

* Foreign investments 1.1%

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Louis Salemy, Portfolio Manager of Growth & Income Portfolio

Q. How did the fund perform, Louis?

A. For the six months ending June 30, 2001, the fund edged the -6.70% return of the Standard & Poor's 500 Index, while trailing the -2.59% return of the Lipper Inc. variable annuity growth & income funds average. For the 12 months that ended June 30, 2001, the fund's returns again fell in between its benchmarks, beating the -14.83% return of the S&P 500®, but lagging the 0.72% mark posted by the Lipper average.

Q. Why did the fund outperform the index but trail the Lipper average during the six-month period?

A. Relative to the S&P 500, the fund benefited from a lighter emphasis on technology and telecommunications stocks. In addition, I overweighted defensive sectors such as financial services and consumer staples for their reliable earnings growth, which worked out well. Financial stocks were particularly helped by rapidly falling interest rates, as the Federal Reserve Board lowered short-term rates six times during the period. Conversely, I underweighted health care, especially drug stocks. This was a timely move, as large-cap drug stocks pulled back sharply near the end of the period. There are lots of popular drugs with expiring patents, and in many cases there appears to be nothing in the product pipeline to replace them. On the negative side, I trimmed the fund's positions in its two largest financial holdings early in the period and invested most of the proceeds in investment brokerage stocks, which turned out to be premature. I reasoned that brokers would benefit if rates dropped further. Moreover, if companies tried to cut costs through mergers and acquisitions, that would likely benefit brokerage stocks, too. By the end of the period, however, these expected benefits had not materialized to any significant degree, which hurt performance relative to the Lipper average. Additionally, the typical fund in the Lipper average is tilted more heavily in favor of value stocks, to which investors turned as growth stocks fell and the economy slowed.

Q. You carried a relatively high level of cash throughout the first half of 2001. Why was that?

A. It was hard to find good buying opportunities. For example, many investors had been relying on the energy sector as a relatively safe haven while growth stocks were declining, but after two years of high energy prices we were beginning to see more production coming on line. I thought we might be entering a period of softer energy prices, and we saw some indication that the tightness in supply could be easing toward the end of the period. These conditions made energy stocks less attractive investments.

Q. What stocks did well for the fund?

A. Fannie Mae and Freddie Mac, mentioned favorably in the shareholder report six months ago, repeated as strong performers. Falling interest rates helped to boost Fannie's and Freddie's already healthy profit margins. Another stock that aided performance was Philip Morris. The stock's improving fortunes were traceable to lessening investor concern over smoking-related lawsuits and renewed respect for the value of the company's core cigarette business as a result of plans to spin off its Kraft food division.

Q. What stocks detracted from performance?

A. The list of detractors was populated with tech and telecommunications stocks, including Cisco Systems, Sun Microsystems, Nextel Communications, Pegasus Communications and Vodafone Group. With the exception of Cisco, these were stocks I underweighted compared to the index. Nevertheless, they posted negative returns that hurt the fund's absolute performance. The fund no longer owned Vodafone Group at the end of the period.

Q. What's your outlook, Louis?

A. My main concern is with corporate earnings, which continue to come in below drastically scaled-back estimates in many cases. Related concerns are the levels of consumer spending and capital spending, both of which need to improve in order for the economy to return to a reasonably healthy rate of growth. Lower interest rates should certainly help to stimulate consumer spending - and, to a much lesser extent, capital spending - but time is of the essence. The longer it takes for the economy to recover, the greater the danger of things getting worse before they improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of June 30, 2001, more than $1.2 billion

Manager: Louis Salemy, since 1998; joined Fidelity in 1992

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 84.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.3%
Automobiles - 0.4%
Ford Motor Co.	208,900	$ 5,128,495
Hotels, Restaurants & Leisure - 0.6%
Brinker International, Inc. (a)	179,500	4,640,075
McDonald's Corp.	119,100	3,222,846
		7,862,921
Media - 11.4%
Comcast Corp. Class A (special) (a)	136,900	5,948,305
EchoStar Communications Corp. Class A (a)	952,000	29,864,240
Gannett Co., Inc.	137,700	9,074,430
Gemstar-TV Guide International, Inc. (a)	102,100	4,289,221
General Motors Corp. Class H	667,600	13,518,900
Knight-Ridder, Inc.	140,800	8,349,440
McGraw-Hill Companies, Inc.	212,700	14,070,105
Omnicom Group, Inc.	309,400	26,608,400
Pegasus Communications Corp. (a)	809,900	13,954,577
The New York Times Co. Class A	190,300	7,992,600
Viacom, Inc. Class B (non-vtg.) (a)	132,292	6,846,132
		140,516,350
Multiline Retail - 2.8%
Kohls Corp. (a)	112,200	7,038,306
Wal-Mart Stores, Inc.	562,500	27,450,000
		34,488,306
Specialty Retail - 1.1%
Home Depot, Inc.	274,900	12,796,595
TOTAL CONSUMER DISCRETIONARY		200,792,667
CONSUMER STAPLES - 11.0%
Beverages - 1.0%
The Coca-Cola Co.	288,500	12,982,500
Food & Drug Retailing - 1.4%
Kroger Co. (a)	181,800	4,545,000
Walgreen Co.	359,700	12,283,755
		16,828,755
Food Products - 0.6%
Unilever NV (NY Shares)	117,600	7,005,432
Household Products - 1.8%
Colgate-Palmolive Co.	193,400	11,408,666
Kimberly-Clark Corp.	186,400	10,419,760
		21,828,426
Personal Products - 1.9%
Gillette Co.	814,500	23,612,355
Tobacco - 4.3%
Philip Morris Companies, Inc.	1,050,760	53,326,070
TOTAL CONSUMER STAPLES		135,583,538

	Shares	Value (Note 1)
ENERGY - 5.2%
Oil & Gas - 5.2%
Exxon Mobil Corp.	738,328	$ 64,492,951
FINANCIALS - 20.4%
Banks - 2.5%
Bank One Corp.	314,100	11,244,780
PNC Financial Services Group, Inc.	138,500	9,111,915
Wells Fargo & Co.	224,300	10,414,249
		30,770,944
Diversified Financials - 14.4%
Capital One Financial Corp.	179,500	10,770,000
Fannie Mae	508,900	43,332,835
Freddie Mac	838,032	58,662,240
Merrill Lynch & Co., Inc.	461,000	27,314,250
Morgan Stanley Dean Witter & Co.	584,800	37,561,704
		177,641,029
Insurance - 1.9%
American International Group, Inc.	271,806	23,375,273
Real Estate - 1.6%
Equity Office Properties Trust	294,000	9,299,220
Equity Residential Properties Trust (SBI)	177,400	10,031,970
		19,331,190
TOTAL FINANCIALS		251,118,436
HEALTH CARE - 8.0%
Biotechnology - 2.2%
Amgen, Inc. (a)	430,900	26,737,345
Pharmaceuticals - 5.8%
Abbott Laboratories	135,400	6,500,554
Allergan, Inc.	101,300	8,661,150
American Home Products Corp.	48,000	2,805,120
Bristol-Myers Squibb Co.	192,200	10,052,060
Eli Lilly & Co.	119,100	8,813,400
Merck & Co., Inc.	78,600	5,023,326
Pfizer, Inc.	549,200	21,995,460
Schering-Plough Corp.	47,200	1,710,528
Teva Pharmaceutical Industries Ltd. sponsored ADR	89,700	5,579,340
		71,140,938
TOTAL HEALTH CARE		97,878,283
INDUSTRIALS - 8.9%
Aerospace & Defense - 0.7%
Boeing Co.	102,900	5,721,240
United Technologies Corp.	48,000	3,516,480
		9,237,720
Airlines - 0.3%
Mesaba Holdings, Inc. (a)	378,900	3,364,632
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Building Products - 0.4%
Masco Corp.	201,900	$ 5,039,424
Commercial Services & Supplies - 1.4%
Avery Dennison Corp.	224,700	11,470,935
IMS Health, Inc.	199,900	5,697,150
		17,168,085
Industrial Conglomerates - 4.0%
General Electric Co.	1,022,800	49,861,500
Machinery - 0.4%
Eaton Corp.	65,000	4,556,500
Road & Rail - 1.7%
Burlington Northern Santa Fe Corp.	357,400	10,782,758
Union Pacific Corp.	183,300	10,065,003
		20,847,761
TOTAL INDUSTRIALS		110,075,622
INFORMATION TECHNOLOGY - 8.8%
Communications Equipment - 0.8%
Cisco Systems, Inc. (a)	492,000	9,530,040
Computers & Peripherals - 2.0%
Dell Computer Corp. (a)	436,300	11,823,730
EMC Corp. (a)	106,600	3,096,730
Sun Microsystems, Inc. (a)	613,400	9,937,080
		24,857,540
Semiconductor Equipment & Products - 0.2%
LSI Logic Corp. (a)	101,300	1,904,440
Software - 5.8%
Adobe Systems, Inc.	300,900	14,127,255
Microsoft Corp. (a)	761,200	54,814,012
Oracle Corp. (a)	144,700	2,844,802
		71,786,069
TOTAL INFORMATION TECHNOLOGY		108,078,089
MATERIALS - 1.0%
Chemicals - 0.6%
E.I. du Pont de Nemours and Co.	140,800	6,792,192
Containers & Packaging - 0.0%
Ball Corp.	3	143
Paper & Forest Products - 0.4%
Mead Corp.	190,300	5,164,742
TOTAL MATERIALS		11,957,077
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 2.3%
BellSouth Corp.	182,000	7,329,140
Qwest Communications International, Inc.	187,200	5,966,064

	Shares	Value (Note 1)
SBC Communications, Inc.	334,830	$ 13,413,290
Sprint Corp. - FON Group	95,100	2,031,336
		28,739,830
Wireless Telecommunication Services - 1.7%
Nextel Communications, Inc. Class A (a)	1,211,400	20,981,448
TOTAL TELECOMMUNICATION SERVICES		49,721,278
UTILITIES - 0.5%
Electric Utilities - 0.5%
AES Corp. (a)	154,321	6,643,519
TOTAL COMMON STOCKS (Cost $999,489,094)		1,036,341,460
Convertible Bonds - 1.7%
Moody's Ratings (unaudited)		Principal Amount
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $20,315,224)	Caa1	$ 21,240,000	20,496,600
U.S. Treasury Obligations - 0.3%

U.S. Treasury Bills, yield at date of purchase 3.99% 7/12/01 (d) (Cost $3,595,254)	-	3,600,000	3,596,720
Cash Equivalents - 13.6%
	Shares
Fidelity Cash Central Fund, 4.09% (b) (Cost $167,940,674)	167,940,674	167,940,674
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $1,191,340,246)		1,228,375,454
NET OTHER ASSETS - 0.3%		4,257,646
NET ASSETS - 100%		$ 1,232,633,100
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
58 S&P 500 Stock Index Contracts	Sept. 2001	$ 17,859,650	$ (878,081)
The face value of futures purchased as a percentage of net assets - 1.4%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $20,496,600 or 1.7% of net assets.

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $1,348,770.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $450,564,942 and $370,272,931, respectively.
The market value of futures contracts opened and closed during the period amounted to $82,378,849 and $122,495,430, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $25,192 for the period.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,195,363,183. Net unrealized appreciation aggregated $33,012,271, of which $142,274,598 related to appreciated investment securities and $109,262,327 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Fidelity Variable Insurance Products: Growth & Income Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $1,191,340,246) - See accompanying schedule		$ 1,228,375,454
Receivable for investments sold		2,558,428
Receivable for fund shares sold		1,420,070
Dividends receivable		1,121,748
Interest receivable		679,934
Receivable for daily variation on futures contracts		66,150
Other receivables		329
Total assets		1,234,222,113
Liabilities
Payable for investments purchased	$ 694,168
Payable for fund shares redeemed	305,240
Accrued management fee	486,963
Distribution fees payable	26,083
Other payables and accrued expenses	76,559
Total liabilities		1,589,013
Net Assets		$ 1,232,633,100
Net Assets consist of:
Paid in capital		$ 1,222,705,513
Undistributed net investment income		8,079,954
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,309,494)
Net unrealized appreciation (depreciation) on investments		36,157,127
Net Assets		$ 1,232,633,100
Initial Class: Net Asset Value, offering price and redemption price per share ($949,934,785 ÷ 69,566,243 shares)		$13.66
Service Class: Net Asset Value, offering price and redemption price per share ($255,086,063 ÷ 18,775,879 shares)		$13.59
Service Class 2: Net Asset Value, offering price and redemption price per share ($27,612,252 ÷ 2,038,756 shares)		$13.54

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 6,406,866
Interest		5,217,249
Security lending		4,668
Total income		11,628,783
Expenses
Management fee	$ 2,875,774
Transfer agent fees	395,529
Distribution fees	137,030
Accounting and security lending fees	147,214
Non-interested trustees' compensation	2,097
Custodian fees and expenses	9,538
Audit	11,403
Legal	4,459
Miscellaneous	15,497
Total expenses before reductions	3,598,541
Expense reductions	(116,708)	3,481,833
Net investment income		8,146,950
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(28,918,591)
Foreign currency transactions	12
Futures contracts	(5,106,718)	(34,025,297)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(45,812,225)
Assets and liabilities in foreign currencies	(78)
Futures contracts	1,337,199	(44,475,104)
Net gain (loss)		(78,500,401)
Net increase (decrease) in net assets resulting from operations		$ (70,353,451)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Growth & Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 8,146,950	$ 15,412,988
Net realized gain (loss)	(34,025,297)	51,522,057
Change in net unrealized appreciation (depreciation)	(44,475,104)	(117,592,479)
Net increase (decrease) in net assets resulting from operations	(70,353,451)	(50,657,434)
Distributions to shareholders From net investment income	(15,500,793)	(14,244,192)
From net realized gain	(50,237,278)	(92,962,107)
Total distributions	(65,738,071)	(107,206,299)
Share transactions - net increase (decrease)	131,312,801	40,278,821
Total increase (decrease) in net assets	(4,778,721)	(117,584,912)
Net Assets
Beginning of period	1,237,411,821	1,354,996,733
End of period (including undistributed net investment income of $8,079,954 and $15,511,227, respectively)	$ 1,232,633,100	$ 1,237,411,821

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	4,899,736	$ 68,366,881	8,109,723	$ 126,150,301
Reinvested	3,712,724	53,277,595	6,348,551	97,958,146
Redeemed	(5,306,806)	(72,823,917)	(20,994,145)	(328,655,829)
Net increase (decrease)	3,305,654	$ 48,820,559	(6,535,871)	$ (104,547,382)
Service Class Sold	4,466,721	$ 61,684,493	8,415,703	$ 130,655,851
Reinvested	812,592	11,603,819	601,152	9,239,713
Redeemed	(527,055)	(7,131,450)	(538,927)	(8,390,790)
Net increase (decrease)	4,752,258	$ 66,156,862	8,477,928	$ 131,504,774
Service Class 2 A Sold	1,148,455	$ 15,865,878	904,808	$ 14,041,948
Reinvested	60,116	856,657	550	8,442
Redeemed	(28,597)	(387,155)	(46,576)	(728,961)
Net increase (decrease)	1,179,974	$ 16,335,380	858,782	$ 13,321,429
Distributions From net investment income Initial Class		$ 12,653,429		$ 13,015,416
Service Class		2,643,908		1,227,654
Service Class 2 A		203,456		1,122
Total		$ 15,500,793		$ 14,244,192
From net realized gain Initial Class		$ 40,624,166		$ 84,942,728
Service Class		8,959,911		8,012,059
Service Class 2 A		653,201		7,320
Total		$ 50,237,278		$ 92,962,107
		$ 65,738,071		$ 107,206,299

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996 F
Net asset value, beginning of period	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90	$ 10.00
Income from Investment Operations
Net investment income	.10 D	.20 D	.18 D	.15 D	.13 D	.00
Net realized and unrealized gain (loss)	(.90)	(.81)	1.27	3.54	2.84	(.10)
Total from investment operations	(.80)	(.61)	1.45	3.69	2.97	(.10)
Less Distributions
From net investment income	(.19)	(.19)	(.10)	-	(.08)	-
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)	-
Total distributions	(.80)	(1.43)	(.30)	(.07)	(.34)	-
Net asset value, end of period	$ 13.66	$ 15.26	$ 17.30	$ 16.15	$ 12.53	$ 9.90
Total Return B, C	(5.49)%	(3.62)%	9.17%	29.59%	30.09%	(1.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 949,935	$ 1,011,393	$ 1,259,396	$ 1,141,806	$ 345,287	$ 990
Ratio of expenses to average net assets before expense reductions	.58% A	.58%	.60%	.61%	.70%	196.29% A, H
Ratio of expenses to average net assets after voluntary waivers	.58% A	.58%	.60%	.61%	.70%	1.00% A
Ratio of expenses to average net assets after all expense reductions	.56% A, G	.57% G	.59% G	.60% G	.70%	1.00% A
Ratio of net investment income to average net assets	1.39% A	1.26%	1.08%	1.08%	1.14%	3.89% A
Portfolio turnover rate	73% A	72%	58%	66%	81%	0% A

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 15.19	$ 17.24	$ 16.11	$ 12.53	$ 12.35
Income from Investment Operations
Net investment income D	.09	.18	.16	.15	.03
Net realized and unrealized gain (loss)	(.90)	(.80)	1.27	3.50	.49
Total from investment operations	(.81)	(.62)	1.43	3.65	.52
Less Distributions
From net investment income	(.18)	(.19)	(.10)	-	(.08)
From net realized gain	(.61)	(1.24)	(.20)	(.07)	(.26)
Total distributions	(.79)	(1.43)	(.30)	(.07)	(.34)
Net asset value, end of period	$ 13.59	$ 15.19	$ 17.24	$ 16.11	$ 12.53
Total Return B, C	(5.58)%	(3.69)%	9.06%	29.27%	4.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 255,086	$ 212,994	$ 95,600	$ 18,375	$ 10
Ratio of expenses to average net assets	.68% A	.69%	.70%	.71%	.80% A
Ratio of expenses to average net assets after all expense reductions	.66% A, G	.68% G	.69% G	.70% G	.80% A
Ratio of net investment income to average net assets	1.29% A	1.16%	.98%	1.05%	1.24% A
Portfolio turnover rate	73% A	72%	58%	66%	81%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F For the period December 31, 1996 (commencement of operations of Initial Class shares).

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 15.17	$ 16.94
Income from Investment Operations
Net investment income D	.08	.15
Net realized and unrealized gain (loss)	(.91)	(.49)
Total from investment operations	(.83)	(.34)
Less Distributions
From net investment income	(.19)	(.19)
From net realized gain	(.61)	(1.24)
Total distributions	(.80)	(1.43)
Net asset value, end of period	$ 13.54	$ 15.17
Total Return B, C	(5.73)%	(2.11)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 27,612	$ 13,025
Ratio of expenses to average net assets	.83% A	.85% A
Ratio of expenses to average net assets after all expense reductions	.81% A, F	.84% A, F
Ratio of net investment income to average net assets	1.13% A	1.00% A
Portfolio turnover rate	73% A	72%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth & Income Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Growth & Income Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth & Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .48% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 113,188
Service Class 2	23,842
$ 137,030

Growth & Income Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 313,541
Service Class	75,436
Service Class 2	6,552
$ 395,529

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $116,328 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $380.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 34% of the outstanding shares of the fund. In addition, four unaffiliated insurance companies were each record owners of more than 10% of the total outstanding shares of the fund totaling 54%.

Growth & Income Portfolio

Semiannual Report

Growth & Income Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
Paul F. Maloney, Assistant Treasurer
John H. Costello, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *

Advisory Board

William S. Stavropoulos
Robert C. Pozen

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Chase Manhattan Bank
New York, NY

VIPGI-SANN-0801 141346
1.705698.103

Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	12	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	16	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity ® VIP: Growth Opportunities - Initial Class	-21.47%	7.38%	11.29%
S&P 500 ®	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Growth Opportunities Portfolio - Initial Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $20,025 - a 100.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	5.7
Microsoft Corp.	4.0
Citigroup, Inc.	3.9
Fannie Mae	2.8
Pfizer, Inc.	2.7
19.1
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.7
Information Technology	16.9
Consumer Discretionary	13.6
Industrials	12.4
Health Care	11.7

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	93.6%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.3%

* Foreign investments 1.8%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class shares took place on November 3, 1997. Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee), and returns prior to November 3, 1997 are those of Initial Class and do not include the effects of Service Class' 12b-1 fee. Had Service Class shares' 12b-1 fee been reflected, returns prior to November 3, 1997 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class	-21.54%	7.31%	11.23%
S&P 500	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of com-mon stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,961 - a 99.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	5.7
Microsoft Corp.	4.0
Citigroup, Inc.	3.9
Fannie Mae	2.8
Pfizer, Inc.	2.7
19.1
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.7
Information Technology	16.9
Consumer Discretionary	13.6
Industrials	12.4
Health Care	11.7

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	93.6%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.3%

* Foreign investments 1.8%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from November 3, 1997 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Service Class 2 returns prior to November 3, 1997 are those of Initial Class and do not include the effects of a 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity VIP: Growth Opportunities - Service Class 2	-21.71%	7.26%	11.19%
S&P 500	-14.83%	14.48%	18.30%
Variable Annuity Growth Funds Average	-20.67%	12.61%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's return to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity growth funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 313 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of the fund figures are from commencement of operations, January 3, 1995.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Growth Opportunities Portfolio - Service Class 2 on January 3, 1995, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,910 - a 99.10% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,783 - a 197.83% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
General Electric Co.	5.7
Microsoft Corp.	4.0
Citigroup, Inc.	3.9
Fannie Mae	2.8
Pfizer, Inc.	2.7
19.1
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	21.7
Information Technology	16.9
Consumer Discretionary	13.6
Industrials	12.4
Health Care	11.7

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	93.6%
Bonds	0.1%
Short-Term Investments and Net Other Assets	6.3%

* Foreign investments 1.8%

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Bettina Doulton, Portfolio Manager of Growth Opportunities Portfolio

Q. How did the fund perform, Bettina?

A. For the six-month period that ended June 30, 2001, the fund trailed the -6.70% return of the Standard & Poor's 500 Index, but outperformed the variable annuity growth funds average tracked by Lipper Inc., which fell 10.51%. For the 12 months ending June 30, 2001, the fund underperformed the S&P 500's return of -14.83% and marginally lagged the Lipper average return of -20.67%.

Q. What factors influenced the fund's return during the past six months?

A. Triggered by the six recent interest-rate cuts by the Federal Reserve Board, the market rotated to small- and mid-cap, economically sensitive stocks as investors looked beyond the current downturn toward what they wanted to own going forward. This rotation hurt the fund's performance. My focus was more defensive, with an emphasis on larger-cap, historically consistent growers. While I had some exposure to credit-sensitive and market-sensitive financials and industrials, it wasn't enough to fully benefit from the rotation.

Q. Why did the fund underperform the S&P 500?

A. Stock selection in pharmaceuticals and biotechnology was the biggest relative detractor to performance. Overweighting large-cap drug makers Schering-Plough, Eli Lilly and Bristol-Myers Squibb, and out-of-benchmark positions in biotech firms Immunex and Sepracor, were especially disappointing. These stocks suffered as concerns rose about international patent rights, and several of them encountered unexpected delays in new product releases and/or faced impending launches of competitive generic equivalents, which dimmed their prospects for growth.

Q. What strategies worked well?

A. Reflecting ongoing concerns about valuations and corporate capital spending in the technology sector, I had less exposure to the sector than did the benchmark, which was a plus on a relative basis, but a negative in absolute terms. I also had more exposure to the handful of tech stocks that performed well, including Microsoft and PeopleSoft, the top two contributors to the fund's return. In the end, my tech strategy was a big contributor to relative performance. In fact, this positioning helped the fund outpace both the index and the growth funds average in the final three months of the period.

Q. What else helped the fund outperform its growth fund peers?

A. Having greater exposure to the media industry was probably the fund's best contributor relative to the Lipper average - particularly some of the advertising-sensitive businesses that I owned as plays on an economic recovery. Fox Entertainment, AOL Time Warner and Viacom each had a strong six months, as did Univision Communications, a Spanish-language broadcasting company that targets a fast-growing market in the U.S.

Q. What were some of the other winners and losers during the past six months?

A. Praxair, a well-positioned industrial gas company that's very diversified globally, was a beneficiary of the rotation to economically cyclical names. Halliburton, the No. 1 provider of oil field services, was another strong contributor, boosted by the higher prices and increased exploration activity for oil and gas. Blue-chip technology companies highlighted the list of disappointments, including Cisco, Sun, EMC and Nortel, the last of which the fund no longer owned at the end of the period. A well-known old economy name, Coca-Cola, also had a difficult six months, caught in the rotation away from consistent growers. However, I think the company's new management is on the right track in its efforts to grow the business.

Q. What's your outlook, Bettina?

A. With the Fed's recent rate cuts, I'm hopeful that economic activity will stabilize and improve as we exit this calendar year. Still, I'm concerned that consumer spending could come under pressure as people feel the impact of recent layoff announcements. Against this backdrop, I feel the fund is well diversified with a mix of companies positioned to deliver their earnings and that appear reasonably valued. Given the recent rallies in technology and economically sensitive stocks - those that tend to quickly rise and fall in line with the economy - valuations in these sectors are no longer that compelling. As such, I expect that a lot more value is going to come from individual stock selection than from asset rotation or industry selection. I view this as a positive for how I manage the fund.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: to provide capital growth

Start date: January 3, 1995

Size: as of June 30, 2001, more than $1.1 billion

Manager: Bettina Doulton, since 2000; joined Fidelity in 1986

Semiannual Report

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.1%
Ford Motor Co.	42,600	$ 1,045,830
Hotels Restaurants & Leisure - 0.1%
MGM Mirage, Inc. (a)	42,700	1,279,292
Household Durables - 0.3%
Black & Decker Corp.	83,670	3,301,618
Media - 9.1%
AOL Time Warner, Inc. (a)	446,600	23,669,800
Charter Communications, Inc. Class A (a)	155,300	3,626,255
Clear Channel Communications, Inc. (a)	154,900	9,712,230
Fox Entertainment Group, Inc. Class A (a)	367,100	10,242,090
General Motors Corp. Class H	51,100	1,034,775
McGraw-Hill Companies, Inc.	79,700	5,272,155
Omnicom Group, Inc.	159,800	13,742,800
Univision Communications, Inc. Class A (a)	272,200	11,644,716
Viacom, Inc. Class B (non-vtg.) (a)	365,620	18,920,835
Walt Disney Co.	141,000	4,073,490
		101,939,146
Multiline Retail - 1.9%
Costco Wholesale Corp. (a)	45,700	1,916,201
Federated Department Stores, Inc. (a)	108,300	4,602,750
JCPenney Co., Inc.	178,900	4,715,804
Target Corp.	32,100	1,110,660
Wal-Mart Stores, Inc.	190,200	9,281,760
		21,627,175
Specialty Retail - 2.1%
Abercrombie & Fitch Co. Class A (a)	41,900	1,864,550
Gap, Inc.	84,500	2,450,500
Home Depot, Inc.	185,000	8,611,750
Lowe's Companies, Inc.	118,000	8,560,900
Staples, Inc. (a)	133,700	2,008,174
		23,495,874
TOTAL CONSUMER DISCRETIONARY		152,688,935
CONSUMER STAPLES - 6.6%
Beverages - 1.5%
PepsiCo, Inc.	21,000	928,200
The Coca-Cola Co.	369,100	16,609,500
		17,537,700
Food & Drug Retailing - 0.2%
CVS Corp.	18,200	702,520
Rite Aid Corp. (a)	45,600	410,400
Rite Aid Corp. (a)(d)	108,000	874,800
		1,987,720
Food Products - 0.1%
Kraft Foods, Inc. Class A	37,200	1,153,200
Household Products - 1.4%
Colgate-Palmolive Co.	58,400	3,445,016

	Shares	Value (Note 1)
Kimberly-Clark Corp.	107,600	$ 6,014,840
Procter & Gamble Co.	95,220	6,075,036
		15,534,892
Personal Products - 1.9%
Avon Products, Inc.	51,100	2,364,908
Gillette Co.	646,670	18,746,963
		21,111,871
Tobacco - 1.5%
Philip Morris Companies, Inc.	328,420	16,667,315
TOTAL CONSUMER STAPLES		73,992,698
ENERGY - 5.7%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	34,300	1,149,050
Cooper Cameron Corp. (a)	64,500	3,599,100
Halliburton Co.	264,800	9,426,880
Schlumberger Ltd. (NY Shares)	72,900	3,838,185
Transocean Sedco Forex, Inc.	23,600	973,500
		18,986,715
Oil & Gas - 4.0%
BP PLC sponsored ADR	165,590	8,254,662
Chevron Corp.	71,000	6,425,500
Conoco, Inc. Class B	110,700	3,199,230
Exxon Mobil Corp.	263,700	23,034,195
TotalFinaElf SA:
Series B	6,153	861,789
sponsored ADR	40,105	2,815,371
		44,590,747
TOTAL ENERGY		63,577,462
FINANCIALS - 21.7%
Banks - 3.4%
Bank of America Corp.	260,400	15,631,812
Bank One Corp.	63,800	2,284,040
FleetBoston Financial Corp.	290,400	11,456,280
Mellon Financial Corp.	14,600	671,600
PNC Financial Services Group, Inc.	50,300	3,309,237
Wells Fargo & Co.	115,900	5,381,237
		38,734,206
Diversified Financials - 14.7%
American Express Co.	59,900	2,324,120
Citigroup, Inc.	835,500	44,147,820
Fannie Mae	364,800	31,062,720
Freddie Mac	392,500	27,475,000
J.P. Morgan Chase & Co.	461,400	20,578,440
Merrill Lynch & Co., Inc.	359,600	21,306,300
Morgan Stanley Dean Witter & Co.	175,700	11,285,211
Stilwell Financial, Inc.	21,400	718,184
USA Education, Inc.	76,900	5,613,700
		164,511,495
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Insurance - 3.6%
Allstate Corp.	153,000	$ 6,730,470
American International Group, Inc.	353,062	30,363,332
Hartford Financial Services Group, Inc.	45,600	3,119,040
		40,212,842
TOTAL FINANCIALS		243,458,543
HEALTH CARE - 11.7%
Biotechnology - 0.9%
Amgen, Inc. (a)	98,700	6,124,335
Immunex Corp. (a)	85,790	1,462,720
Sepracor, Inc. (a)	63,200	2,510,304
		10,097,359
Health Care Equipment & Supplies - 0.7%
Guidant Corp. (a)	209,100	7,527,600
Health Care Providers & Services - 1.1%
AmeriSource Health Corp. Class A (a)	16,497	912,284
Cardinal Health, Inc.	128,705	8,880,645
McKesson HBOC, Inc.	70,300	2,609,536
		12,402,465
Pharmaceuticals - 9.0%
American Home Products Corp.	270,100	15,784,644
Bristol-Myers Squibb Co.	410,300	21,458,690
Eli Lilly & Co.	149,200	11,040,800
Forest Laboratories, Inc. (a)	59,800	4,245,800
Merck & Co., Inc.	68,200	4,358,662
Pfizer, Inc.	768,593	30,782,150
Pharmacia Corp.	68,300	3,138,385
Schering-Plough Corp.	290,200	10,516,848
		101,325,979
TOTAL HEALTH CARE		131,353,403
INDUSTRIALS - 12.4%
Air Freight & Couriers - 0.3%
United Parcel Service, Inc. Class B	52,300	3,022,940
Airlines - 0.4%
AMR Corp. (a)	105,400	3,808,102
Southwest Airlines Co.	47,250	873,653
		4,681,755
Building Products - 0.2%
Masco Corp.	109,200	2,725,632
Commercial Services & Supplies - 0.4%
Automatic Data Processing, Inc.	25,100	1,247,470
Avery Dennison Corp.	31,000	1,582,550
Dun & Bradstreet Corp. (a)	21,450	604,890
Robert Half International, Inc. (a)	23,300	579,937
		4,014,847

	Shares	Value (Note 1)
Industrial Conglomerates - 8.7%
General Electric Co.	1,319,650	$ 64,332,937
Minnesota Mining & Manufacturing Co.	47,800	5,453,980
Textron, Inc.	138,900	7,645,056
Tyco International Ltd.	369,200	20,121,400
		97,553,373
Machinery - 1.5%
Danaher Corp.	112,600	6,305,600
Deere & Co.	55,000	2,081,750
Eaton Corp.	49,500	3,469,950
Illinois Tool Works, Inc.	21,900	1,386,270
Ingersoll-Rand Co.	77,400	3,188,880
		16,432,450
Road & Rail - 0.9%
Burlington Northern Santa Fe Corp.	6,200	187,054
CSX Corp.	134,190	4,863,046
Union Pacific Corp.	96,740	5,311,993
		10,362,093
TOTAL INDUSTRIALS		138,793,090
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 1.3%
Brocade Communications System, Inc. (a)	11,600	503,092
CIENA Corp. (a)	31,700	1,206,819
Cisco Systems, Inc. (a)	379,060	7,342,392
Nokia AB sponsored ADR	141,710	3,123,288
QUALCOMM, Inc. (a)	51,200	2,915,840
		15,091,431
Computers & Peripherals - 2.6%
Compaq Computer Corp.	56,400	873,636
Dell Computer Corp. (a)	304,200	8,243,820
EMC Corp. (a)	214,556	6,232,852
Gateway, Inc. (a)	56,300	926,135
Hewlett-Packard Co.	31,100	889,460
International Business Machines Corp.	35,700	4,034,100
Sun Microsystems, Inc. (a)	462,700	7,495,740
		28,695,743
Internet Software & Services - 0.2%
Check Point Software Technologies Ltd. (a)	25,600	1,297,152
VeriSign, Inc. (a)	10,200	593,436
		1,890,588
IT Consulting & Services - 0.4%
Electronic Data Systems Corp.	71,600	4,475,000
Semiconductor Equipment & Products - 5.9%
Analog Devices, Inc. (a)	100,400	4,342,300
Applied Materials, Inc. (a)	46,100	2,370,923
Atmel Corp. (a)	55,400	717,430
Intel Corp.	693,010	21,129,875
KLA-Tencor Corp. (a)	86,400	5,071,680
LAM Research Corp. (a)	121,400	3,648,070
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
Micron Technology, Inc. (a)	188,800	$ 7,759,680
National Semiconductor Corp. (a)	209,200	6,091,904
Teradyne, Inc. (a)	108,400	3,588,040
Texas Instruments, Inc.	174,400	5,493,600
Xilinx, Inc. (a)	130,400	5,483,320
		65,696,822
Software - 6.4%
Adobe Systems, Inc.	53,900	2,530,605
BEA Systems, Inc. (a)	32,100	1,066,362
BMC Software, Inc. (a)	21,900	493,626
Computer Associates International, Inc.	172,500	6,210,000
i2 Technologies, Inc. (a)	42,300	828,657
Microsoft Corp. (a)	614,400	44,242,944
Oracle Corp. (a)	138,900	2,730,774
PeopleSoft, Inc. (a)	255,400	12,335,820
VERITAS Software Corp. (a)	23,200	1,575,744
		72,014,532
TOTAL INFORMATION TECHNOLOGY		187,864,116
MATERIALS - 2.3%
Chemicals - 1.1%
Dow Chemical Co.	154,300	5,130,475
Praxair, Inc.	152,700	7,176,900
		12,307,375
Metals & Mining - 0.4%
Alcoa, Inc.	94,000	3,703,600
Phelps Dodge Corp.	18,200	755,300
		4,458,900
Paper & Forest Products - 0.8%
Georgia-Pacific Group	110,900	3,753,965
International Paper Co.	40,200	1,435,140
Mead Corp.	14,400	390,816
Weyerhaeuser Co.	54,800	3,012,356
		8,592,277
TOTAL MATERIALS		25,358,552
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.3%
ALLTEL Corp.	34,200	2,095,092
AT&T Corp.	143,700	3,161,400
BellSouth Corp.	228,700	9,209,749
SBC Communications, Inc.	212,060	8,495,124
Verizon Communications	47,900	2,562,650
		25,524,015

	Shares	Value (Note 1)
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	333,900	$ 5,783,148
Vodafone Group PLC	122,991	274,884
		6,058,032
TOTAL TELECOMMUNICATION SERVICES		31,582,047
TOTAL COMMON STOCKS (Cost $960,659,068)		1,048,668,846
Corporate Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
Convertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-	$ 380,000	431,300
Nonconvertible Bonds - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
TeleCorp PCS, Inc. 10.625% 7/15/10	B3	275,000	255,750
TOTAL CORPORATE BONDS (Cost $663,250)			687,050
Cash Equivalents - 5.4%
	Shares
Fidelity Cash Central Fund, 4.09% (b) (Cost $60,327,102)	60,327,102	60,327,102
TOTAL INVESTMENT PORTFOLIO - 99.1% (Cost $1,021,649,420)		1,109,682,998
NET OTHER ASSETS - 0.9%		10,119,262
TOTAL NET ASSETS - 100%		$ 1,119,802,260
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $431,300 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Rite Aid Corp.	6/27/01	$ 810,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $626,063,960 and $634,768,058, respectively.
The market value of futures contracts opened and closed during the period amounted to $62,337,043 and $120,943,171, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,879 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $874,800 or 0.1% of net assets.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $1,035,666,263. Net unrealized appreciation aggregated $74,016,735, of which $156,384,902 related to appreciated investment securities and $82,368,167 related to depreciated investment securities.

At December 31, 2000, the fund had a capital loss carryforward of approximately $30,538,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Fidelity Variable Insurance Products: Growth Opportunities Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $1,021,649,420) - See accompanying schedule		$ 1,109,682,998
Receivable for investments sold		17,629,941
Receivable for fund shares sold		506,898
Dividends receivable		687,815
Interest receivable		267,566
Other receivables		65
Total assets		1,128,775,283
Liabilities
Payable for investments purchased	$ 7,521,998
Payable for fund shares redeemed	807,427
Accrued management fee	545,724
Distribution fees payable	34,416
Other payables and accrued expenses	63,458
Total liabilities		8,973,023
Net Assets		$ 1,119,802,260
Net Assets consist of:
Paid in capital		$ 1,155,472,723
Undistributed net investment income		4,767,753
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(128,464,709)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		88,026,493
Net Assets		$ 1,119,802,260
Initial Class: Net Asset Value, offering price and redemption price per share ($768,377,982 ÷ 47,635,262 shares)		$16.13
Service Class: Net Asset Value, offering price and redemption price per share ($310,701,099 ÷ 19,284,536 shares)		$16.11
Service Class 2: Net Asset Value, offering price and redemption price per share ($40,723,179 ÷ 2,536,577 shares)		$16.05

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 5,943,061
Interest		2,926,671
Security lending		39,792
Total income		8,909,524
Expenses
Management fee	$ 3,405,054
Transfer agent fees	386,231
Distribution fees	198,903
Accounting and security lending fees	145,019
Non-interested trustees' compensation	2,109
Custodian fees and expenses	33,486
Registration fees	369
Audit	24,691
Legal	4,514
Miscellaneous	29,240
Total expenses before reductions	4,229,616
Expense reductions	(206,105)	4,023,511
Net investment income		4,886,013
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(78,936,950)
Foreign currency transactions	(9,347)
Futures contracts	(12,018,735)	(90,965,032)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(32,256,671)
Assets and liabilities in foreign currencies	(26,284)
Futures contracts	2,539,863	(29,743,092)
Net gain (loss)		(120,708,124)
Net increase (decrease) in net assets resulting from operations		$ (115,822,111)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Variable Insurance Products: Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 4,886,013	$ 4,525,883
Net realized gain (loss)	(90,965,032)	(32,475,684)
Change in net unrealized appreciation (depreciation)	(29,743,092)	(259,144,628)
Net increase (decrease) in net assets resulting from operations	(115,822,111)	(287,094,429)
Distributions to shareholders From net investment income	(4,056,791)	(22,196,821)
From net realized gain	-	(110,899,964)
Total distributions	(4,056,791)	(133,096,785)
Share transactions - net increase (decrease)	(83,980,640)	(142,511,511)
Total increase (decrease) in net assets	(203,859,542)	(562,702,725)
Net Assets
Beginning of period	1,323,661,802	1,886,364,527
End of period (including undistributed net investment income of $4,767,753 and $3,904,996, respectively)	$ 1,119,802,260	$ 1,323,661,802

Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	5,735,837	$ 93,430,486	13,001,624	$ 264,392,501
Reinvested	181,161	3,172,127	5,190,172	107,280,841
Redeemed	(11,943,676)	(194,304,041)	(31,115,720)	(637,099,314)
Net increase (decrease)	(6,026,678)	$ (97,701,428)	(12,923,924)	$ (265,425,972)
Service Class Sold	1,860,974	$ 30,166,463	6,103,794	$ 124,023,915
Reinvested	44,864	785,129	1,249,806	25,808,497
Redeemed	(2,160,184)	(34,838,579)	(2,725,190)	(55,547,216)
Net increase (decrease)	(254,346)	$ (3,886,987)	4,628,410	$ 94,285,196
Service Class 2 A Sold	1,217,337	$ 19,863,661	1,534,357	$ 30,073,097
Reinvested	5,704	99,535	361	7,444
Redeemed	(147,349)	(2,355,421)	(73,833)	(1,451,276)
Net increase (decrease)	1,075,692	$ 17,607,775	1,460,885	$ 28,629,265
Distributions From net investment income Initial Class		$ 3,172,127		$ 17,993,920
Service Class		785,129		4,201,689
Service Class 2 A		99,535		1,212
Total		$ 4,056,791		$ 22,196,821
From net realized gain Initial Class		$ -		$ 89,286,924
Service Class		-		21,606,808
Service Class 2 A		-		6,232
Total		$ -		$ 110,899,964
		$ 4,056,791		$ 133,096,785

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997	1996
Net asset value, beginning of period	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40	$ 13.07
Income from Investment Operations
Net investment income	.07 D	.06 D	.27 D	.26 D	.29 D	.26
Net realized and unrealized gain (loss)	(1.62)	(3.77)	.66	4.29	4.18	2.12
Total from investment operations	(1.55)	(3.71)	.93	4.55	4.47	2.38
Less Distributions
From net investment income	(.06)	(.29)	(.23)	(.21)	(.25)	-
From net realized gain	-	(1.41)	(.43)	(.73)	(.35)	(.05)
Total distributions	(.06)	(1.70)	(.66)	(.94)	(.60)	(.05)
Net asset value, end of period	$ 16.13	$ 17.74	$ 23.15	$ 22.88	$ 19.27	$ 15.40
Total Return B, C	(8.76)%	(17.07)%	4.27%	24.61%	29.95%	18.27%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 768,378	$ 951,875	$ 1,541,587	$ 1,570,011	$ 1,025,766	$ 383,085
Ratio of expenses to average net assets	.69% A	.68%	.69%	.71%	.74%	.77%
Ratio of expenses to average net assets after all expense reductions	.65% A, F	.66% F	.68% F	.70% F	.73% F	.76% F
Ratio of net investment income to average net assets	.87% A	.31%	1.20%	1.27%	1.68%	2.29%
Portfolio turnover rate	117% A	117%	42%	29%	26%	28%

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998	1997 E
Net asset value, beginning of period	$ 17.71	$ 23.12	$ 22.86	$ 19.27	$ 18.50
Income from Investment Operations
Net investment income D	.06	.04	.25	.23	.04
Net realized and unrealized gain (loss)	(1.62)	(3.76)	.66	4.30	.73
Total from investment operations	(1.56)	(3.72)	.91	4.53	.77
Less Distributions
From net investment income	(.04)	(.28)	(.22)	(.21)	-
From net realized gain	-	(1.41)	(.43)	(.73)	-
Total distributions	(.04)	(1.69)	(.65)	(.94)	-
Net asset value, end of period	$ 16.11	$ 17.71	$ 23.12	$ 22.86	$ 19.27
Total Return B, C	(8.83)%	(17.13)%	4.18%	24.51%	4.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 310,701	$ 345,960	$ 344,778	$ 149,496	$ 2,589
Ratio of expenses to average net assets	.79% A	.79%	.79%	.80%	.84% A
Ratio of expenses to average net assets after all expense reductions	.76% A, F	.76% F	.78% F	.79% F	.83% A, F
Ratio of net investment income to average net assets	.77% A	.21%	1.09%	1.16%	1.72% A
Portfolio turnover rate	117% A	117%	42%	29%	26%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 17.68	$ 22.70
Income from Investment Operations
Net investment income D	.05	.01
Net realized and unrealized gain (loss)	(1.62)	(3.34)
Total from investment operations	(1.57)	(3.33)
Less Distributions
From net investment income	(.06)	(.28)
From net realized gain	-	(1.41)
Total distributions	(.06)	(1.69)
Net asset value, end of period	$ 16.05	$ 17.68
Total Return B, C	(8.91)%	(15.74)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 40,723	$ 25,827
Ratio of expenses to average net assets	.95% A	.95% A
Ratio of expenses to average net assets after all expense reductions	.92% A, F	.93% A, F
Ratio of net investment income to average net assets	.61% A	.04% A
Portfolio turnover rate	117% A	117%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Growth Opportunities Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Opportunities Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 158,653
Service Class 2	40,250
$ 198,903

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and

Growth Opportunities Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 270,021
Service Class	104,054
Service Class 2	12,156
$ 386,231

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $206,105 of the fund's expenses.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 61% of the total outstanding shares of the fund.

Growth Opportunities Portfolio

Semiannual Report

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Growth Opportunities Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane Jr., Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPGRO-SANN-0801 141341
1.705699.103

Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Semiannual Report

June 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

Market Environment	3	A review of what happened in world markets during the past six months.
Performance and Investment Summary	4	How the fund has done over time, and an overview of the fund's investments at the end of the period.
Fund Talk	7	The manager's review of fund performance, strategy and outlook.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	18	Notes to the financial statements.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

The views expressed in this report reflect those of the fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Semiannual Report

Market Environment

There's an expression in financial quarters that says, "When the United States sneezes, the world catches cold." That would seem to be a pretty fair statement judging by the performance of the global economy during the six-month period ending June 30, 2001. Considering that more than a third of all goods sold in the U.S. are imports - compared to 20% a decade ago - the sharp deceleration of the domestic economy had far-reaching ramifications. Asia, the Pacific Rim, Europe and many other parts of the world - particularly technology exporters - were negatively affected by slowing U.S. demand. Higher energy costs also put a damper on global economic growth through the first half of 2001. The news was better in the second quarter of the year, at least for U.S. stocks. The second quarter gains of U.S. equity stock funds were the biggest since the fourth quarter of 1999, according to Lipper Inc.

U.S. Stock Markets

Despite extreme volatility during the first half of 2001, opportunities for strong returns were still abundant for equity investors. In short, big was anything but better during the first half of the year. Small- and mid-cap value stocks were the top performers, while large-cap growth fell from favor. The technology and telecommunications industries were the primary victims of this fallout. The "irrational exuberance" - a phrase coined by Federal Reserve Board chairman Alan Greenspan a few years ago to describe the extraordinary run-up in these new economy stocks - quickly evaporated as economic growth slowed and earnings disappointments piled up. In response, investors turned to the long-neglected value arena, where many companies demonstrated real earnings growth and reasonable valuations. A look at the numbers reveals the performance discrepancy between the large-cap growth and mid- to small-cap value styles: For the six-month period ending June 30, 2001, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 12.72%. Its large-cap growth counterpart, the Russell 1000® Growth Index, declined 14.24%. Other growth-oriented indexes demonstrated a similar shortfall. The large-cap weighted Standard & Poor's 500SM Index fell 6.70%, while the tech- and telecom-heavy NASDAQ Composite® Index lost 12.40%. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the six-month period down 1.86%.

Foreign Stock Markets

The performance of international equity markets echoed that of their U.S. counterparts during the first half of 2001. Slowing economic growth led to a sell-off in the so-called TMT sectors - meaning technology, media and telecommunications. As a result, margin pressures and a decline in capital expenditures took a heavy toll on corporate earnings, causing the Morgan Stanley Capital InternationalSM Europe, Australasia and Far East (MSCI® EAFE®) Index to drop 14.45%. Europe accounted for much of the weakness. The global slowdown reduced export activity, and the European Central Bank's reluctance to cut interest rates due to inflation fears was greeted negatively by investors. Japan also suffered a sharp drop in exports, particularly in technology-related sectors. The Tokyo Stock Exchange Index (TOPIX), a benchmark of the Japanese stock market, fell 6.86%. On the other hand, South Korea posted one of the best performances, as the Korea Composite Stock Price Index (KOSPI) jumped 11.30% during the past six months thanks to renewed strength in semiconductor demand. Latin American stocks rebounded in the second quarter of 2001, helping the Morgan Stanley Capital International Emerging Markets Free - Latin America Index record a 6.16% gain for the first half of the year.

U.S. Bond Markets

Investment-grade bonds extended their recent dominance over most major stock indexes for the six-month period ending June 30, 2001. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 3.62% during this time frame. Treasuries relinquished market leadership to the spread sectors, particularly corporate bonds, which stormed out of the gates in 2001. Still, the Lehman Brothers Treasury Index returned 1.95%. Overwhelming evidence of deteriorating economic growth spurred the Federal Reserve Board to aggressively ease interest rates, with a total of six cuts during the first six months of 2001. This strong positive signal of support for the economy triggered one of the best months ever for corporate bonds in January. Further yield spread tightening in the spring ensured top billing for the Lehman Brothers Credit Bond Index, which returned 5.38%. Agencies benefited from reduced political risk surrounding government-sponsored enterprises, while a still-robust housing market aided discount mortgage securities. The Lehman Brothers U.S. Agency and Mortgage-Backed Securities indexes returned 3.06% and 3.78%, respectively. High-yield bonds also chipped in with a positive six-month return, despite a negative second quarter. Overall, the Merrill Lynch High Yield Master II Index gained 3.38% in the first half of 2001.

Foreign Bond Markets

In general, emerging-markets debt outperformed developed nation investment-grade government bonds during the past six months. The J.P. Morgan Emerging Markets Bond Index Global returned 5.82% in that time frame. Russia stood out among the index's top performers, helped by a continuation of economic reforms and several credit rating upgrades. Argentina was at the opposite end of the spectrum, plagued by its slumping economy and potential debt defaults. Meanwhile, international government bonds fell 6.78%, according to the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. European government bond performance was held back somewhat as the euro had a difficult time competing with the strong U.S. dollar.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Initial Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity ® VIP: Mid Cap - Initial Class	1.41%	29.96%
S&P ® MidCap 400	8.87%	15.51%
Variable Annuity Mid-Cap Funds Average	-9.90%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Initial Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 137 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Mid Cap Portfolio - Initial Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,288 - a 92.88% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,355 - a 43.55% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Freddie Mac	4.3
Fannie Mae	2.2
USA Education, Inc.	2.0
IDEC Pharmaceuticals Corp.	1.2
Newmont Mining Corp.	1.2
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.7
Health Care	13.9
Materials	10.2
Consumer Staples	9.2
Industrials	7.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	81.6%
Bonds	3.5%
Short-Term Investments and Net Other Assets	14.9%

* Foreign investments 7.3%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class	1.25%	29.82%
S&P MidCap 400	8.87%	15.51%
Variable Annuity Mid-Cap Funds Average	-9.90%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class' performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 137 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class on December 28, 1998, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,238 - a 92.38% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,355 - a 43.55% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Freddie Mac	4.3
Fannie Mae	2.2
USA Education, Inc.	2.0
IDEC Pharmaceuticals Corp.	1.2
Newmont Mining Corp.	1.2
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.7
Health Care	13.9
Materials	10.2
Consumer Staples	9.2
Industrials	7.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	81.6%
Bonds	3.5%
Short-Term Investments and Net Other Assets	14.9%

* Foreign investments 7.3%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Service Class 2 shares took place January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns from December 28, 1998 to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower. If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

Average Annual Total Returns

Periods ended June 30, 2001	Past 1 year	Life of fund
Fidelity VIP: Mid Cap - Service Class 2	1.10%	29.69%
S&P MidCap 400	8.87%	15.51%
Variable Annuity Mid-Cap Funds Average	-9.90%	n/a*

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

You can compare the fund's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how the Service Class 2's performance stacked up against its peers, you can compare it to the variable annuity mid-cap funds average, which reflects the performance of variable annuities with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 137 variable annuities. These benchmarks include reinvested dividends and capital gains, if any.

Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, December 28, 1998.

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Mid Cap Portfolio - Service Class 2 on December 28, 1998, when the fund started. As the chart shows, by June 30, 2001, the value of the investment would have grown to $19,188 - a 91.88% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,355 - a 43.55% increase.

Investment Summary

Top Five Stocks as of June 30, 2001
% of fund's net assets
Freddie Mac	4.3
Fannie Mae	2.2
USA Education, Inc.	2.0
IDEC Pharmaceuticals Corp.	1.2
Newmont Mining Corp.	1.2
10.9
Top Five Market Sectors as of June 30, 2001
% of fund's net assets
Financials	20.7
Health Care	13.9
Materials	10.2
Consumer Staples	9.2
Industrials	7.3

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Asset Allocation as of June 30, 2001
% of fund's net assets *
Stocks	81.6%
Bonds	3.5%
Short-Term Investments and Net Other Assets	14.9%

* Foreign investments 7.3%

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Thomas Allen became Portfolio Manager of Mid Cap Portfolio on June 13, 2001.

Q. How did the fund perform, Tom?

A. The fund underperformed the Standard & Poor's® MidCap 400 Index, which returned 0.97% for the six-month period ending June 30, 2001, but outperformed the variable annuity mid-cap funds average monitored by Lipper Inc., which returned -6.84%. For the 12 months ending June 30, 2001, the fund underperformed the S&P® MidCap index, which had a total return of 8.87%, but significantly beat the mid-cap funds average, which returned -9.90%.

Q. What were the main factors affecting performance during the period?

A. The fund significantly underweighted technology stocks throughout the period, while overweighting financial stocks, especially government-sponsored enterprises. Tech stocks were de-emphasized because of concerns about their high valuations at a time of slowing growth among Internet and telecommunications companies. As demand in these industries plateaued, companies found themselves saddled with overbuilt equipment inventories. On June 30, information technology stocks accounted for only 5.1% of the fund's net assets, compared with a 17.7% weighting for the MidCap index. During the first several months of the period, this underweighting helped the fund's relative performance, especially compared with its mutual fund peers, many of which had large tech positions. However, the fund missed most of the upside during the latter part of the period when tech stocks rallied. The fund did invest in biotechnology companies as a hedge against its underweighting of technology. Unfortunately, those stocks fell along with the tech sector on the down side, but didn't participate in the tech rally later in the period.

Q. The fund's three largest holdings at the end of the period all were government-sponsored financial enterprises. Why?

A. The fund was invested in Fannie Mae and Freddie Mac, both of which are involved in home mortgages, and also in USA Education - formerly known as Sallie Mae - which deals with student loans. These investments were held primarily as part of a defensive strategy, since these stocks normally would benefit from declining interest rates, while not being as vulnerable as banks are to credit quality issues when economic growth slows significantly. While these holdings did relatively well, their performance did not make up for the performance lost by not participating more broadly in the technology rally.

Q. What changes have you made since taking over the fund?

A. I've bought smaller stocks that I'm familiar with that have appealing valuations and that probably have greater earnings growth potential than the typical stock that makes up the benchmark. As a former small-cap analyst, I'm comfortable buying stocks at the smaller end of the mid-cap range. I'm generally interested in service businesses, especially those with recurring revenues. I'm also on the lookout for companies whose stock prices represent good values vis à vis their growth potential and where the balance sheet is acceptable and hopefully improving.

Q. Which specific stocks helped performance?

A. Freddie Mac was a positive contributor, as was Tosco, which did well on news that it had become an acquisition target of Phillips Petroleum. Several consumer staples investments also helped; in particular, RJ Reynolds and Philip Morris benefited from an easing of the threat of tobacco litigation. Philip Morris also rose on positive investor sentiment over the impending spin-off of its Kraft Foods division.

Q. What investments detracted from performance?

A. Underweighting technology was the biggest detractor during the late-period rally in the sector. Among individual stocks, Sepracor was a disappointment. This biotech company has been involved in research to develop solutions to reduce the side effects of several major drugs; however, major pharmaceutical companies backed away from their initial interest in Sepracor's products, and the stock price fell accordingly. Another disappointing performer was Pegasus, a satellite television company the fund invested in based partly on the perception that the company was a potential acquisition target. Consolidation in the direct TV industry was slower than expected, however, and Pegasus' stock did not live up to expectations.

Q. What's your near-term outlook, Tom?

A. I'm cautious as a result of the slowing economic trends we've been seeing. In particular, I'm concerned about overall consumer demand, the potential for credit risk in the financial services sector and the relatively high valuations in the stock market from a long-term historical perspective. At the same time, I'm looking for signs of pick-up in economic activity and the opportunities that may occur as the second half of the year unfolds.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: long-term growth of capital by investing primarily in common stocks of companies with medium-sized capitalizations

Start date: December 28, 1998

Size: as of June 30, 2001, more than
$ 1.0 billion

Manager: Thomas Allen, since June 2001; joined Fidelity in 1995

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio

Investments June 30, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 81.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.4%
Superior Industries International, Inc.	36,300	$ 1,390,290
TRW, Inc.	67,200	2,755,200
		4,145,490
Automobiles - 0.2%
DaimlerChrysler AG (Reg.)	38,800	1,775,876
Distributors - 0.0%
Brightpoint, Inc. (a)	28,700	86,961
Hotels, Restaurants & Leisure - 1.3%
Brinker International, Inc. (a)	81,500	2,106,775
Darden Restaurants, Inc.	39,600	1,104,840
International Game Technology (a)	54,500	3,419,875
Jack in the Box, Inc. (a)	38,480	1,004,328
Tricon Global Restaurants, Inc. (a)	76,200	3,345,180
Wendy's International, Inc.	81,400	2,078,956
		13,059,954
Household Durables - 0.4%
Ethan Allen Interiors, Inc.	38,200	1,241,500
Furniture Brands International, Inc. (a)	36,300	1,016,400
M.D.C. Holdings, Inc.	33,600	1,189,440
Mohawk Industries, Inc. (a)	16,800	591,360
		4,038,700
Leisure Equipment & Products - 0.2%
Mattel, Inc.	105,100	1,988,492
Media - 0.3%
Chris-Craft Industries, Inc. (a)	9,700	692,580
Pegasus Communications Corp. (a)	68,400	1,178,532
Scholastic Corp. (a)	22,200	939,060
		2,810,172
Multiline Retail - 0.5%
Big Lots, Inc. (a)	62,200	850,896
Costco Wholesale Corp. (a)	20,600	863,758
Kmart Corp. (a)	347,400	3,984,678
		5,699,332
Specialty Retail - 1.9%
Abercrombie & Fitch Co. Class A (a)	60,200	2,678,900
AutoNation, Inc.	408,170	4,734,772
AutoZone, Inc. (a)	77,100	2,891,250
Galyan's Trading Co., Inc. (a)	250,000	5,112,500
O'Reilly Automotive, Inc. (a)	51,900	1,471,365
Pier 1 Imports, Inc.	261,000	3,001,500
		19,890,287
Textiles & Apparel - 0.8%
Jones Apparel Group, Inc. (a)	106,600	4,605,120
Liz Claiborne, Inc.	18,470	931,812
Reebok International Ltd. (a)	89,750	2,867,513
		8,404,445
TOTAL CONSUMER DISCRETIONARY		61,899,709

	Shares	Value (Note 1)
CONSUMER STAPLES - 9.2%
Beverages - 0.7%
Pepsi Bottling Group, Inc.	121,800	$ 4,884,180
PepsiCo, Inc.	45,200	1,997,840
		6,882,020
Food & Drug Retailing - 2.8%
CVS Corp.	24,800	957,280
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	51,840	3,040,416
Fleming Companies, Inc.	120,000	4,284,000
George Weston Ltd.	43,450	2,526,069
Kroger Co. (a)	138,100	3,452,500
Performance Food Group Co. (a)	71,100	1,936,764
Rite Aid Corp. (a)	204,800	1,843,200
Rite Aid Corp. (a)(c)	98,000	793,800
Safeway, Inc. (a)	43,100	2,068,800
Sysco Corp.	239,000	6,488,850
Walgreen Co.	41,100	1,403,565
		28,795,244
Food Products - 3.1%
Archer-Daniels-Midland Co.	274,900	3,573,700
Earthgrains Co.	173,700	4,516,200
Flowers Foods, Inc. (a)	81,340	2,550,009
H.J. Heinz Co.	42,200	1,725,558
Hershey Foods Corp.	87,900	5,424,309
Hormel Foods Corp.	64,100	1,560,194
IBP, Inc.	59,400	1,499,850
McCormick & Co., Inc. (non-vtg.)	100,200	4,210,404
Nestle SA (Reg.)	17,000	3,620,853
Smithfield Foods, Inc. (a)	23,900	963,170
Wm. Wrigley Jr. Co.	51,800	2,426,830
		32,071,077
Household Products - 0.3%
Kimberly-Clark Corp.	61,600	3,443,440
Personal Products - 0.5%
Alberto-Culver Co. Class B	102,000	4,288,080
Carter-Wallace, Inc.	59,500	1,151,325
		5,439,405
Tobacco - 1.8%
Philip Morris Companies, Inc.	184,700	9,373,525
RJ Reynolds Tobacco Holdings, Inc.	169,300	9,243,780
		18,617,305
TOTAL CONSUMER STAPLES		95,248,491
ENERGY - 3.8%
Energy Equipment & Services - 1.2%
BJ Services Co. (a)	41,960	1,190,825
Cooper Cameron Corp. (a)	26,760	1,493,208
ENSCO International, Inc.	44,910	1,050,894
Global Marine, Inc. (a)	106,200	1,978,506
Pride International, Inc. (a)	19,500	370,500
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc. (a)	13,700	$ 820,630
Tidewater, Inc.	39,450	1,487,265
Transocean Sedco Forex, Inc.	22,300	919,875
Varco International, Inc. (a)	66,148	1,231,005
Weatherford International, Inc. (a)	40,730	1,955,040
		12,497,748
Oil & Gas - 2.6%
Apache Corp.	16,550	839,913
Burlington Resources, Inc.	26,500	1,058,675
Conoco, Inc. Class B	189,000	5,462,100
Devon Energy Corp.	11,961	627,974
EOG Resources, Inc.	58,500	2,079,675
Equitable Resources, Inc.	88,800	2,957,928
Noble Affiliates, Inc.	20,370	720,080
Occidental Petroleum Corp.	91,900	2,443,621
Texaco, Inc.	21,400	1,425,240
Tosco Corp.	145,330	6,401,787
USX - Marathon Group	70,400	2,077,504
		26,094,497
TOTAL ENERGY		38,592,245
FINANCIALS - 20.7%
Banks - 1.7%
Commerce Bancorp, Inc.	36,320	2,546,032
Dime Bancorp, Inc.	144,490	5,382,253
Greenpoint Financial Corp.	57,200	2,196,480
Investors Financial Services Corp.	4,300	289,691
Mercantile Bankshares Corp.	28,400	1,122,368
North Fork Bancorp, Inc.	136,000	4,216,000
SouthTrust Corp.	44,800	1,164,800
Washington Mutual, Inc.	22,980	862,899
		17,780,523
Diversified Financials - 10.5%
AMBAC Financial Group, Inc.	214,410	12,478,662
Countrywide Credit Industries, Inc.	135,644	6,223,347
Fannie Mae	259,500	22,096,425
Federated Investors, Inc. Class B (non-vtg.)	76,200	2,453,640
Freddie Mac	635,810	44,506,694
Student Loan Corp.	2,000	139,500
USA Education, Inc.	284,360	20,758,280
		108,656,548
Insurance - 8.5%
ACE Ltd.	155,700	6,086,313
AFLAC, Inc.	21,500	677,035
Allmerica Financial Corp.	10,020	576,150
Allstate Corp.	103,700	4,561,763
American Financial Group, Inc.	43,900	1,330,170
American International Group, Inc.	300	25,800

	Shares	Value (Note 1)
Arthur J. Gallagher & Co.	50,300	$ 1,307,800
Berkshire Hathaway, Inc.:
Class A (a)	101	6,989,200
Class B (a)	2,543	5,848,900
Everest Re Group Ltd.	52,880	3,955,424
Fidelity National Financial, Inc.	426,000	10,466,820
First American Corp.	355,600	6,735,064
Hilb, Rogal & Hamilton Co.	22,200	971,250
Leucadia National Corp.	12,500	405,625
Loews Corp.	61,800	3,981,774
Markel Corp. (a)	5,700	1,120,050
MBIA, Inc.	134,415	7,484,227
Mercury General Corp.	49,100	1,717,027
MetLife, Inc.	60,000	1,858,800
PartnerRe Ltd.	28,100	1,556,740
Progressive Corp.	21,300	2,879,547
Protective Life Corp.	78,880	2,711,106
RenaissanceRe Holdings Ltd.	14,100	1,044,810
SAFECO Corp.	28,800	853,632
The Chubb Corp.	59,860	4,634,960
The St. Paul Companies, Inc.	29,200	1,480,148
Unitrin, Inc.	4,700	180,480
UnumProvident Corp.	31,300	1,005,356
Xl Capital Ltd. Class A	57,400	4,712,540
		87,158,511
TOTAL FINANCIALS		213,595,582
HEALTH CARE - 13.9%
Biotechnology - 3.7%
Chiron Corp. (a)	14,300	746,317
CV Therapeutics, Inc. (a)	16,805	952,339
Genzyme Corp. - General Division (a)	166,408	9,764,821
Gilead Sciences, Inc. (a)	89,100	5,290,758
IDEC Pharmaceuticals Corp. (a)	196,700	12,748,127
Millennium Pharmaceuticals, Inc. (a)	101,224	3,431,494
Sepracor, Inc. (a)	41,160	1,634,875
Techne Corp. (a)	32,900	987,000
Transkaryotic Therapies, Inc. (a)	65,900	1,924,280
Vertex Pharmaceuticals, Inc. (a)	10,850	526,225
		38,006,236
Health Care Equipment & Supplies - 2.1%
Apogent Technologies, Inc.	71,700	1,763,820
Becton, Dickinson & Co.	55,000	1,968,450
Biomet, Inc.	66,300	3,186,378
DENTSPLY International, Inc.	5,200	231,140
Hillenbrand Industries, Inc.	73,000	4,169,030
Invacare Corp.	46,800	1,807,884
Novoste Corp. (a)	19,400	494,700
St. Jude Medical, Inc. (a)	111,500	6,690,000
Stryker Corp.	12,200	669,170
Varian Medical Systems, Inc. (a)	15,300	1,093,950
		22,074,522
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - 5.2%
AmeriPath, Inc. (a)	92,000	$ 2,662,480
AmeriSource Health Corp. Class A (a)	57,510	3,180,303
Andrx Group (a)	47,200	3,581,064
Apria Healthcare Group, Inc. (a)	37,000	1,067,450
Cardinal Health, Inc.	43,950	3,032,550
Caremark Rx, Inc. (a)	72,050	1,185,223
CIGNA Corp.	46,050	4,412,511
Express Scripts, Inc. (a)	25,760	1,399,283
First Health Group Corp. (a)	57,800	1,546,728
HCA - The Healthcare Co.	62,600	2,828,894
Health Management Associates, Inc. Class A (a)	245,700	5,169,528
HealthSouth Corp. (a)	131,200	2,095,264
LifePoint Hospitals, Inc. (a)	33,900	1,504,143
Lincare Holdings, Inc. (a)	88,600	2,900,764
Manor Care, Inc. (a)	65,800	2,089,150
McKesson HBOC, Inc.	45,500	1,688,960
Oxford Health Plans, Inc. (a)	132,300	3,783,780
Priority Healthcare Corp. Class B (a)	32,200	910,938
Quest Diagnostics, Inc. (a)	20,400	1,526,940
Service Corp. International (SCI) (a)	56,500	359,340
Tenet Healthcare Corp. (a)	95,600	4,932,004
Triad Hospitals, Inc. (a)	24,395	718,921
Unilab Corp.	600	15,270
Wellpoint Health Networks, Inc. (a)	8,200	772,768
		53,364,256
Pharmaceuticals - 2.9%
Barr Laboratories, Inc. (a)	33,000	2,323,530
Biovail Corp. (a)	68,500	3,001,060
ImClone Systems, Inc. (a)	98,300	5,013,300
IVAX Corp. (a)	133,950	5,224,050
King Pharmaceuticals, Inc. (a)	122,500	6,584,375
Mylan Laboratories, Inc.	34,400	967,672
PRAECIS Pharmaceuticals, Inc. (a)	39,070	557,138
Teva Pharmaceutical Industries Ltd. sponsored ADR	108,100	6,723,820
		30,394,945
TOTAL HEALTH CARE		143,839,959
INDUSTRIALS - 7.3%
Aerospace & Defense - 0.2%
L-3 Communications Holdings, Inc. (a)	23,700	1,808,310
Raytheon Co.	2,000	53,100
		1,861,410
Air Freight & Couriers - 0.3%
Expeditors International of Washington, Inc.	40,900	2,500,217

	Shares	Value (Note 1)
Forward Air Corp. (a)	7,285	$ 205,510
United Parcel Service, Inc. Class B	13,500	780,300
		3,486,027
Building Products - 0.9%
American Standard Companies, Inc. (a)	113,830	6,841,183
Masco Corp.	18,300	456,768
York International Corp.	70,500	2,468,910
		9,766,861
Commercial Services & Supplies - 2.8%
Avery Dennison Corp.	34,300	1,751,015
ChoicePoint, Inc. (a)	100,500	4,226,025
Concord EFS, Inc. (a)	70,722	3,927,900
DST Systems, Inc. (a)	23,600	1,243,720
Ecolab, Inc.	47,700	1,954,269
Fiserv, Inc. (a)	48,100	2,982,200
National Processing, Inc. (a)	33,900	949,200
NCO Group, Inc. (a)	167,200	5,171,496
The BISYS Group, Inc. (a)	108,800	6,517,120
		28,722,945
Construction & Engineering - 0.2%
Fluor Corp.	26,000	1,173,900
Granite Construction, Inc.	34,300	871,906
		2,045,806
Machinery - 0.7%
Danaher Corp.	34,800	1,948,800
Flowserve Corp. (a)	97,800	3,007,350
Parker-Hannifin Corp.	32,300	1,370,812
Tennant Co.	18,800	752,000
		7,078,962
Marine - 0.1%
Teekay Shipping Corp.	25,200	1,008,504
Road & Rail - 2.1%
Burlington Northern Santa Fe Corp.	31,600	953,372
C.H. Robinson Worldwide, Inc.	44,650	1,249,754
Canadian National Railway Co.	142,500	5,780,945
CSX Corp.	175,500	6,360,120
GATX Corp.	11,300	453,130
Landstar System, Inc. (a)	21,800	1,484,580
Norfolk Southern Corp.	70,000	1,449,000
Union Pacific Corp.	63,450	3,484,040
		21,214,941
TOTAL INDUSTRIALS		75,185,456
INFORMATION TECHNOLOGY - 5.1%
Communications Equipment - 0.2%
Finisar Corp. (a)	40,700	757,427
Polycom, Inc. (a)	35,800	793,686
Tellium, Inc.	1,400	23,828
		1,574,941
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 0.1%
Quantum Corp. - DLT & Storage Systems Group (a)	78,300	$ 790,047
StorageNetworks, Inc.	38,200	647,108
		1,437,155
Electronic Equipment & Instruments - 1.2%
Avnet, Inc.	46,000	1,031,320
Diebold, Inc.	42,200	1,356,730
Kopin Corp. (a)	31,400	345,400
Mettler-Toledo International, Inc. (a)	132,700	5,739,275
PerkinElmer, Inc.	3,600	99,108
Thermo Electron Corp. (a)	27,800	612,156
Waters Corp. (a)	126,520	3,493,217
		12,677,206
Internet Software & Services - 0.2%
Homestore.com, Inc. (a)	74,300	2,576,724
IT Consulting & Services - 1.6%
Affiliated Computer Services, Inc. Class A (a)	109,120	7,846,819
SunGard Data Systems, Inc. (a)	273,960	8,221,540
		16,068,359
Semiconductor Equipment & Products - 0.6%
Atmel Corp. (a)	167,200	2,165,240
Cypress Semiconductor Corp. (a)	41,100	980,235
MIPS Technologies, Inc.:
Class A (a)	26,400	383,328
Class B (a)	4,000	51,600
RF Micro Devices, Inc. (a)	71,900	1,901,755
Transmeta Corp.	59,800	328,900
TriQuint Semiconductor, Inc. (a)	12,900	265,095
		6,076,153
Software - 1.2%
Borland Software Corp. (a)	102,400	1,541,120
Cadence Design Systems, Inc. (a)	122,200	2,276,586
Compuware Corp. (a)	168,100	2,296,246
Electronic Arts, Inc. (a)	71,900	4,133,531
Inktomi Corp. (a)	188,400	1,721,976
Numerical Technologies, Inc. (a)	14,200	282,012
		12,251,471
TOTAL INFORMATION TECHNOLOGY		52,662,009
MATERIALS - 10.2%
Chemicals - 2.6%
Agrium, Inc.	428,100	4,244,241
Engelhard Corp.	33,200	856,228
Georgia Gulf Corp.	119,600	1,853,800
IMC Global, Inc.	216,500	2,208,300
Lyondell Chemical Co.	29,480	453,402
Olin Corp.	54,500	925,955

	Shares	Value (Note 1)
OM Group, Inc.	26,300	$ 1,479,375
Potash Corp. of Saskatchewan	100,620	5,781,995
Praxair, Inc.	41,900	1,969,300
Sigma Aldrich Corp.	171,300	6,937,650
		26,710,246
Containers & Packaging - 1.4%
Ball Corp.	34,200	1,626,552
Ivex Packaging Corp. (a)	36,900	701,100
Packaging Corp. of America (a)	123,400	1,916,402
Pactiv Corp. (a)	383,900	5,144,260
Sealed Air Corp. (a)	104,700	3,900,075
Smurfit-Stone Container Corp. (a)	78,000	1,219,140
		14,507,529
Metals & Mining - 5.1%
Agnico-Eagle Mines Ltd.	151,630	1,301,975
AK Steel Holding Corp.	29,600	371,184
Alcan, Inc.	76,700	3,232,140
Allegheny Technologies, Inc.	91,900	1,662,471
Antofagasta Holdings PLC	62,400	413,063
Arch Coal, Inc.	38,300	990,821
Barrick Gold Corp.	449,440	6,857,374
Bethlehem Steel Corp. (a)	394,700	797,294
Century Aluminum Co.	32,200	510,048
CONSOL Energy, Inc.	47,000	1,189,100
Falconbridge Ltd.	128,200	1,375,144
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	111,400	1,230,970
Kaiser Aluminum Corp. (a)	4,700	18,706
Meridian Gold, Inc. (a)	307,900	2,416,018
Newmont Mining Corp.	672,380	12,512,992
Nucor Corp.	27,500	1,344,475
Outokumpu Oyj (A Shares)	195,200	1,583,790
Phelps Dodge Corp.	64,300	2,668,450
Placer Dome, Inc.	586,530	5,733,583
Steel Dynamics, Inc. (a)	3,700	44,770
Stillwater Mining Co. (a)	155,020	4,534,335
USX - U.S. Steel Group	51,100	1,029,665
Worthington Industries, Inc.	24,000	326,400
		52,144,768
Paper & Forest Products - 1.1%
Bowater, Inc.	33,500	1,498,790
Georgia-Pacific Group	77,000	2,606,450
International Paper Co.	96,300	3,437,910
Mead Corp.	34,600	939,044
Weyerhaeuser Co.	57,000	3,133,290
		11,615,484
TOTAL MATERIALS		104,978,027
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
CenturyTel, Inc.	189,800	5,750,940
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Citizens Communications Co. (a)	105,200	$ 1,265,556
SBC Communications, Inc.	42,400	1,698,544
		8,715,040
Wireless Telecommunication Services - 0.2%
Metro One Telecommunications, Inc. (a)	21,600	1,401,408
Western Wireless Corp. Class A (a)	10,000	417,000
		1,818,408
TOTAL TELECOMMUNICATION SERVICES		10,533,448
UTILITIES - 4.4%
Electric Utilities - 3.4%
Allegheny Energy, Inc.	71,400	3,445,050
Alliant Energy Corp.	29,200	851,180
Ameren Corp.	72,100	3,078,670
American Electric Power Co., Inc.	97,000	4,478,490
DPL, Inc.	115,000	3,330,400
Duke Energy Corp.	48,800	1,903,688
Exelon Corp.	45,000	2,885,400
Mirant Corp.	32,590	1,121,096
NSTAR	37,800	1,608,768
Public Service Enterprise Group, Inc.	36,400	1,779,960
Reliant Energy, Inc.	46,000	1,481,660
Southern Co.	171,500	3,987,375
TXU Corp.	43,400	2,091,012
Xcel Energy, Inc.	86,800	2,469,460
		34,512,209
Gas Utilities - 0.6%
Kinder Morgan, Inc.	60,180	3,024,045
NiSource, Inc.	91,370	2,497,142
Sempra Energy	36,000	984,240
Southwestern Energy Co. (a)	500	6,125
		6,511,552
Multi-Utilities - 0.4%
SCANA Corp.	66,000	1,874,400
Utilicorp United, Inc.	81,545	2,491,200
		4,365,600
TOTAL UTILITIES		45,389,361
TOTAL COMMON STOCKS (Cost $765,970,368)		841,924,287
Convertible Preferred Stocks - 0.0%

FINANCIALS - 0.0%
Diversified Financials - 0.0%
Mirant Trust I Series A, $3.12 (Cost $130,000)	2,600	187,200
U.S. Treasury Obligations - 3.5%
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
U.S. Treasury Bonds:
5.25% 11/15/28	Aaa	$ 5,750,000	$ 5,252,280
5.25% 2/15/29	Aaa	6,900,000	6,309,153
5.5% 8/15/28	Aaa	6,200,000	5,871,586
6.125% 8/15/29	Aaa	5,700,000	5,903,946
6.25% 5/15/30	Aaa	4,800,000	5,084,208
U.S. Treasury Notes:
5.75% 8/15/10	Aaa	1,200,000	1,227,780
6.5% 2/15/10	Aaa	6,100,000	6,551,766
TOTAL U.S. TREASURY OBLIGATIONS (Cost $37,861,650)			36,200,719
Cash Equivalents - 15.8%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.99%, dated 6/29/01 due 7/2/01	$ 4,891,624	4,890,000
	Shares
Fidelity Cash Central Fund, 4.09% (b)	150,867,003	150,867,003
Fidelity Securities Lending Cash Central Fund, 4.02% (b)	7,428,200	7,428,200
TOTAL CASH EQUIVALENTS (Cost $163,185,203)		163,185,203
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $967,147,221)		1,041,497,409
NET OTHER ASSETS - (0.9)%		(9,118,310)
NET ASSETS - 100%		$ 1,032,379,099
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Rite Aid Corp.	6/27/01	$ 735,000
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $608,775,553 and $505,762,866, respectively, of which long-term U.S. government and government agency obligations aggregated $32,301,170 and $2,435,484, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $14,524 for the period.

The fund invested in securities that are not registered under the Securities
Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $793,800 or 0.1% of net assets.

Income Tax Information

At June 30, 2001, the aggregate cost of investment securities for income tax purposes was $969,535,528. Net unrealized appreciation aggregated $71,961,881, of which $108,268,937 related to appreciated investment securities and $36,307,056 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending December 31, 2001 approximately $17,195,000 of losses recognized during the period November 1, 2000 to December 31, 2000.
At December 31, 2000, the fund had a capital loss carryforward of approximately $15,428,000 all of which will expire on December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Fidelity Variable Insurance Products: Mid Cap Portfolio

Financial Statements

Statement of Assets and Liabilities

	June 30, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,059,629 and repurchase agreements of $4,890,000) (cost $967,147,221) - See accompanying schedule		$ 1,041,497,409
Cash		350
Receivable for fund shares sold		4,314,699
Dividends receivable		631,458
Interest receivable		1,110,787
Other receivables		5,982
Total assets		1,047,560,685
Liabilities
Payable for investments purchased	$ 6,660,497
Payable for fund shares redeemed	547,024
Accrued management fee	487,393
Distribution fees payable	51,388
Other payables and accrued expenses	7,084
Collateral on securities loaned, at value	7,428,200
Total liabilities		15,181,586
Net Assets		$ 1,032,379,099
Net Assets consist of:
Paid in capital		$ 1,024,751,399
Undistributed net investment income		5,669,822
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(72,392,337)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		74,350,215
Net Assets		$ 1,032,379,099
Initial Class: Net Asset Value, offering price and redemption price per share ($584,521,807 ÷ 30,750,378 shares)		$19.01
Service Class: Net Asset Value, offering price and redemption price per share ($320,215,793 ÷ 16,883,022 shares)		$18.97
Service Class 2: Net Asset Value, offering price and redemption price per share ($127,641,499 ÷ 6,741,568 shares)		$18.93

Statement of Operations

	Six months ended June 30, 2001 (Unaudited)
Investment Income Dividends		$ 4,453,937
Interest		4,427,575
Security lending		41,953
Total income		8,923,465
Expenses
Management fee	$ 2,741,523
Transfer agent fees	314,824
Distribution fees	263,134
Accounting and security lending fees	127,372
Non-interested trustees' compensation	1,607
Custodian fees and expenses	37,201
Audit	11,752
Legal	3,386
Miscellaneous	21,608
Total expenses before reductions	3,522,407
Expense reductions	(278,654)	3,243,753
Net investment income		5,679,712
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(33,099,452)
Foreign currency transactions	(60,770)	(33,160,222)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(32,530,777)
Assets and liabilities in foreign currencies	1,044	(32,529,733)
Net gain (loss)		(65,689,955)
Net increase (decrease) in net assets resulting from operations		$ (60,010,243)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Variable Insurance Products: Mid Cap Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended June 30, 2001 (Unaudited)	Year ended December 31, 2000
Operations Net investment income	$ 5,679,712	$ 3,463,098
Net realized gain (loss)	(33,160,222)	(39,095,214)
Change in net unrealized appreciation (depreciation)	(32,529,733)	102,504,149
Net increase (decrease) in net assets resulting from operations	(60,010,243)	66,872,033
Distributions to shareholders From net investment income	-	(3,490,324)
In excess of net realized gain	-	(131,105)
Total distributions	-	(3,621,429)
Share transactions - net increase (decrease)	147,382,869	854,104,079
Total increase (decrease) in net assets	87,372,626	917,354,683
Net Assets
Beginning of period	945,006,473	27,651,790
End of period (including undistributed net investment income of $5,669,822 and $0, respectively)	$ 1,032,379,099	$ 945,006,473
Other Information:
	Six months ended June 30, 2001 (Unaudited)		Year ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Share transactions Initial Class Sold	7,273,549	$ 137,248,224	30,056,800	$ 574,378,689
Reinvested	-	-	114,222	2,311,193
Redeemed	(5,600,832)	(103,283,322)	(1,207,719)	(23,158,134)
Net increase (decrease)	1,672,717	$ 33,964,902	28,963,303	$ 553,531,748
Service Class Sold	5,627,280	$ 105,820,429	13,897,441	$ 261,436,662
Reinvested	-	-	55,437	1,095,062
Redeemed	(2,734,533)	(50,992,807)	(1,662,521)	(31,588,706)
Net increase (decrease)	2,892,747	$ 54,827,622	12,290,357	$ 230,943,018
Service Class 2 A Sold	3,572,587	$ 66,852,282	3,839,632	$ 73,663,061
Reinvested	-	-	10,659	215,174
Redeemed	(446,356)	(8,261,937)	(234,954)	(4,248,922)
Net increase (decrease)	3,126,231	$ 58,590,345	3,615,337	$ 69,629,313
Distributions
From net investment income Initial Class		$ -		$ 2,302,727
Service Class		-		973,094
Service Class 2 A		-		214,503
Total		$ -		$ 3,490,324
In excess of net realized gain Initial Class		$ -		$ 8,466
Service Class		-		121,968
Service Class 2 A		-		671
Total		$ -		$ 131,105
		$ -		$ 3,621,429

A Service Class 2 commenced sale of shares January 12, 2000.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Financial Highlights - Initial Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998 E
Net asset value, beginning of period	$ 20.26	$ 15.25	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income D	.12	.19	.00	.00
Net realized and unrealized gain (loss)	(1.37)	4.95	5.05	.31
Total from investment operations	(1.25)	5.14	5.05	.31
Less Distributions
From net investment income	-	(.08)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.13)	(.11)	-
Net asset value, end of period	$ 19.01	$ 20.26	$ 15.25	$ 10.31
Total Return B, C	(6.17)%	33.78%	49.04%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 584,522	$ 589,026	$ 1,744	$ 516
Ratio of expenses to average net assets before expense reductions	.69% A	.74%	3.34%	115.88% A, H
Ratio of expenses to average net assets after voluntary waivers	.69% A	.74%	1.00%	1.00% A
Ratio of expenses to average net assets after all expense reductions	.63% A, G	.69% G	.97% G	1.00% A
Ratio of net investment income (loss) to average net assets	1.26% A	1.01%	.01%	(.27)% A
Portfolio turnover rate	124% A	245%	163%	125% A

Financial Highlights - Service Class

	Six months ended June 30, 2001	Years ended December 31,
Selected Per-Share Data	(Unaudited)	2000	1999	1998 F
Net asset value, beginning of period	$ 20.22	$ 15.24	$ 10.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.11	.17	(.01)	.00
Net realized and unrealized gain (loss)	(1.36)	4.93	5.05	.31
Total from investment operations	(1.25)	5.10	5.04	.31
Less Distributions
From net investment income	-	(.07)	-	-
From net realized gain	-	-	(.09)	-
In excess of net realized gain	-	(.05)	(.02)	-
Total distributions	-	(.12)	(.11)	-
Net asset value, end of period	$ 18.97	$ 20.22	$ 15.24	$ 10.31
Total Return B, C	(6.18)%	33.54%	48.94%	3.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 320,216	$ 282,941	$ 25,908	$ 516
Ratio of expenses to average net assets before expense reductions	.79% A	.84%	3.41%	115.96% A, H
Ratio of expenses to average net assets after voluntary waivers	.79% A	.84%	1.10%	1.10% A
Ratio of expenses to average net assets after all expense reductions	.73% A, G	.79% G	1.07% G	1.10% A
Ratio of net investment income (loss) to average net assets	1.16% A	.92%	(.09)%	(.35)% A
Portfolio turnover rate	124% A	245%	163%	125% A

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of sale of Initial Class shares) to December 31, 1998.

F For the period December 28, 1998 (commencement of sale of Service Class shares) to December 31, 1998.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Service Class 2

	Six months ended June 30, 2001	Year ended December 31,
Selected Per-Share Data	(Unaudited)	2000 E
Net asset value, beginning of period	$ 20.20	$ 14.82
Income from Investment Operations
Net investment income D	.09	.14
Net realized and unrealized gain (loss)	(1.36)	5.35
Total from investment operations	(1.27)	5.49
Less Distributions
From net investment income	-	(.06)
In excess of net realized gain	-	(.05)
Total distributions	-	(.11)
Net asset value, end of period	$ 18.93	$ 20.20
Total Return B, C	(6.29)%	37.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 127,641	$ 73,039
Ratio of expenses to average net assets	.95% A	.99% A
Ratio of expenses to average net assets after all expense reductions	.89% A, F	.94% A, F
Ratio of net investment income to average net assets	1.01% A	.76% A
Portfolio turnover rate	124% A	245%

A Annualized

B Total returns for periods of less than one year are not annualized and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period January 12, 2000 (commencement of sale of Service Class 2 shares) to December 31, 2000.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Mid Cap Portfolio

Notes to Financial Statements

For the period ended June 30, 2001 (Unaudited)

1. Significant Accounting Policies.

Mid Cap Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) (referred to in this report as Fidelity Variable Insurance Products: Mid Cap Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers three classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Each class calculates its net asset value per share as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each Service Class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. For the period, this fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets. Initial Class shares are not subject to a 12b-1 fee.

For the period, each class paid FDC the following amounts, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

Service Class	$ 142,226
Service Class 2	120,908
$ 263,134

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees of the fund were equivalent to an annualized rate of .07% of average net assets.

For the period, the following amounts were paid to FIIOC:

Initial Class	$ 186,767
Service Class	94,567
Service Class 2	33,490
$ 314,824

Mid Cap Portfolio

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $273,940 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, credits reduced the fund's custody expenses by $4,714.

8. Beneficial Interest.

At the end of the period, Fidelity Investments Life Insurance Company (FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 52% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 21% of the total outstanding shares of the fund.

Mid Cap Portfolio

Semiannual Report

Mid Cap Portfolio

Mid Cap Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Co., Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPMID-SANN-0801 141338
1.723369.102